THE SARATOGA ADVANTAGE TRUST SEMI-ANNUAL REPORT
                             AS OF FEBRUARY 28, 2003


                                 CLASS C SHARES



                                TABLE OF CONTENTS


Chairman's Letter                                                      Page 1

Investment Review                                                      Page 3

Schedules of Investments                                               Page 10

Statements of Assets and Liabilities                                   Page 29

Statements of Operations                                               Page 30

Statements of Changes in Net Assets                                    Page 31

Notes to Financial Statements                                          Page 33

Financial Highlights                                                   Page 39

Privacy Notice                                                         Page 43



 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS
                  WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                             TRUSTEES AND OFFICERS

Bruce E. Ventimiglia                        Trustee, Chairman, President & CEO

Patrick H. McCollough                       Trustee

Udo W. Koopmann                             Trustee

Floyd E. Seal                               Trustee

Richard E. Stierwalt                        Trustee

Stephen H. Hamrick                          Trustee

Leigh A. Wilson                             Trustee

William B. Blundin                          Trustee

Stephen Ventimiglia                         Vice President & Secretary

William P. Marra                            Treasurer & Chief Financial Officer

Michael Wagner                              Assistant Secretary

Andrew Rogers                               Assistant Treasurer





INVESTMENT MANAGER                               DISTRIBUTOR

Orbitex-Saratoga Capital Management, LLC         Orbitex Funds Distributor, Inc.
1101 Stewart Avenue, Suite 207                   Metro Center
Garden City, NY 11530-4808                       One Station Place
                                                 Stamford, CT 06902

TRANSFER AND SHAREHOLDER SERVICING AGENT         CUSTODIAN

Orbitex Data Services, Inc.                      Bank of New York
4020 South 147st Street, Suite 2                 100 Church Street, 10th Floor
Omaha, NE 68137                                  New York, NY 10286

                          THE SARATOGA ADVANTAGE TRUST

                       Semi-Annual Report to Shareholders




April 17, 2003



Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the six months from September 1, 2002 through February 28, 2003.

                            AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can now get AUTOMATED UPDATES on your investments in the Saratoga Advantage Trust 24 HOURS A DAY, EVERYDAY, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

                     THE UNITED STATES' ECONOMY AND MARKETS

While thus far the economic recovery in the United States has been mild, so was the recession. It appears that the U.S. economy is on a path of expansion that could strengthen as the war in Iraq concludes. The Gross Domestic Product ("GDP") grew at an annualized rate of 1.4% during the fourth quarter of 2002, and it advanced at a moderate rate of 2.4% for all of 2002. Retail Sales grew by approximately 3.3% during 2002, while Housing Starts during 2002 were approximately 1.7 million units which is its fastest growth rate over the last 16 years. In addition, for the last eight months ended February 2003, Industrial Production has grown every month versus its comparable prior year monthly period. Lastly, the Federal Reserve has not reduced the Federal Funds rate since November of 2002, stating at its March 18, 2003 meeting that, "the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to economic activity sufficient to engender an improving economic climate over time."

Despite the economic recovery, lower interest rates and improving corporate profits, in 2002 U.S. stock markets recorded a third consecutive down year for the first time since the 1939-1941 period. On the other hand, bonds generally posted positive returns in 2002, their third consecutive year of positive returns. Indeed, for the period ending February 28, 2003 bonds produced their best three-year performance in the past sixty years. While past performance is not a guarantee of future results, this contrast between stock and bond returns reinforces the need for investors to utilize sound asset allocation strategies.

            ASSET ALLOCATION - THE INVESTMENT "COMPASS" THAT PROVIDES INVESTORS WITH AN OPPORTUNITY TO REMOVE INVESTMENT EXTREMES

Asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a "comfortable" blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment "compass" can help investors find a comfortable blend of investments that matches their risk tolerances. A WELL-ESTABLISHED ASSET ALLOCATION STRATEGY CAN HELP INVESTORS TO STAY DISCIPLINED AND PATIENT THROUGH FULL MARKET CYCLES (I.E., THROUGH BOTH MARKET DECLINES AND ADVANCES). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. To try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Trust or your allocation of assets among the Trust's portfolios.

FINALLY, WE GIVE PRAISE TO THE MEN AND WOMEN OF OUR MILITARY AND THE OTHER MEMBERS OF THE COALITION FORCES FOR THEIR BRAVERY, AND EAGERLY AWAIT THEIR VICTORY AND SAFE RETURN HOME. We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,


/s/ BRUCE E. VENTIMIGLIA
-------------------------
Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                           Advised by: OpCap Advisors
                               New York, New York

OBJECTIVE: THE LARGE CAPITALIZATION VALUE PORTFOLIO SEEKS TOTAL RETURN CONSISTING OF CAPITAL APPRECIATION AND DIVIDEND INCOME.

    Total Aggregate                  Capitalization             Morningstar
 Return for the Period               Value Portfolio            Large Value
Ended February 28, 2003                 (Class C)                Average(1)
-----------------------                 ---------                ----------

Inception: 1/4/99 - 2/28/03*            - 7.68%                   - 4.06%

One Year: 3/1/02 - 2/28/03              -27.11%                   -21.65%

Six Month: 9/1/02 - 2/28/03             - 8.23%                   - 8.98%

*Annualized performance for periods greater than one year

The stock market continued to decline in the six months ended February 28, 2003, as war worries eclipsed favorable economic news.

EchoStar Communications (satellite TV) was the top contributor to the Portfolio's performance, rising sharply on the continued growth of its subscriber base. Other contributors included EMC (electronic data storage), Citigroup (banking), Verizon (telecommunications services) and Electronic Data Systems (technology services). Freddie Mac (mortgage securitization) was the biggest detractor, falling in price even though the company posted a 22% earnings increase in 2002. We believe the company will post another solid earnings increase in 2003, supporting a higher share price. Other detractors included McDonald's (fast food), UnumProvident (insurance) and Sears Roebuck (retailing).

We buy stocks priced below our estimate of intrinsic value. Our largest new position was Bank of New York, which is focused on high-growth, fee-based businesses including custodial, trustee, and transfer agent and registrar services for corporations and institutional investors. We also bought cruise-ship operator Carnival Corp., which has a strong competitive position in a consolidating industry. Other new positions included Nabors Industries (oil, gas and geothermal land drilling), Countrywide Financial (mortgage origination and servicing) and American International Group. The latter is a high-quality property casualty insurance company that we purchased in February after the price fell in the wake of a write-off for additional loss reserves.

We believe the war situation must achieve some measure of resolution before a stock market rally is likely to take hold. At the same time, we believe the underlying conditions for such a rally - including continued economic expansion, stabilizing employment and, most importantly, improving corporate earnings - are already in place. The Portfolio, with its diverse holdings of undervalued stocks, should benefit significantly when the market rallies.

      1. The Morningstar Large Value Average, as of February 28, 2003, consisted of 860 mutual funds comprised of large market capitalization value stocks. Investors may not invest in the Average directly.

           Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
               Advised by: Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

OBJECTIVE: THE LARGE CAPITALIZATION GROWTH PORTFOLIO SEEKS CAPITAL APPRECIATION.

                                     Large
    Total Aggregate              Capitalization                  Morningstar
 Return for the Period          Growth Portfolio                Large Growth
Ended February 28, 2003             (Class C)                     Average(1)
-----------------------             ---------                     ----------

Inception: 1/4/99 - 2/28/03*        -15.68%                        - 9.67%

One Year: 3/1/02 - 2/28/03          -30.32%                        -24.80%

Six Month: 9/1/02 - 2/28/03         - 8.74%                        - 7.05%

*Annualized performance for periods greater than one year

The last twelve months have been challenging for investors. Despite a recovering economy, lower interest rates and rising corporate profits, the equity markets posted a third consecutive down year for the first time since the 1939-1941 period.

Improving economic fundamentals usually mean a rising stock market, but not in 2002. The tendency of investors to avoid taking risks during times of heightened uncertainty caused an unprecedented divergence of the economy and the stock market. The desire to avoid risk translated into record yield spreads between U.S. Treasury Securities and corporate debt in the bond market, and dramatic increases in equity risk premiums in the stock market. It was also manifest in countless businesses across the country where management held back capital expenditures in favor of building cash reserves.

Harris Bretall believes that common stock prices ultimately reflect the health of the underlying economy. Fortunately, over long term periods of time it has been the natural state of a market-based economy, such as the United States, to grow. Among other things, productivity enhancing new technologies, population increases, and inflation typically spur growth on. In contrast, recessions occur when certain fundamental relationships like supply and demand get out of balance. We believe that our economy has gone through its adjustment phase and it is now time to return to growth.

We expect that for calendar 2003, U.S. Gross Domestic Product will average growth of approximately 3%. Add to this fundamental picture an end to the geopolitical tensions caused by war, as well as future stimulus from Washington, D.C., and the outlook for the stock market and the economy appears promising.

The stock market is likely to show positive numbers in 2003 for the first time in three years. We have positioned the Saratoga Advantage Trust Large Capitalization Growth Portfolio in line with this positive outlook.


   1. The Morningstar Large Growth Average, as of February 28, 2003, consisted of 1,190 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

           Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                      Advised by: Fox Asset Management LLC
                            Little Silver, New Jersey

OBJECTIVE:THE SMALL CAPITALIZATION PORTFOLIO SEEKS MAXIMUM CAPITAL APPRECIATION.
                                         Small
     Total Aggregate                 Capitalization               Morningstar
 Return for the Period                 Portfolio                  Small Blend
Ended February 28, 2003                (Class C)                   Average(1)
-----------------------                ---------                   ----------

Inception: 1/4/99 - 2/28/03*               5.40%                      2.91%

One Year: 3/1/02 - 2/28/03               -13.96%                    -20.17%

Six Month: 9/1/02 - 2/28/03              - 6.31%                     -8.54%

*Annualized performance for periods greater than one year

The six-month period ended February 28, 2003 began with a September swoon that many small-cap stocks were not able to overcome. During this six-month period we were able to preserve some of your Portfolio's capital by slipping somewhat less than the Morningstar Small Blend Average.

We continue to maintain good balance within your Portfolio, keeping an appropriate and cautious blend of stocks that should play either better offense or better defense, depending on how the environment develops. In this regard, some of our better performers over the past half year include: International Rectifier (semiconductors, +43%), Inamed (medical devices, +42%) and Questar (integrated energy, +24%). This reflects our belief that there continues to exist a number of uncertainties in this post-9/11 world. Our strategy of managing the Portfolio based upon changes in fundamentals and valuations has served us well over the years, and we will be mindful of the current difficult earnings environment as we continue to manage the Portfolio. That stated, we still believe that smaller companies can lead the market out of its current malaise, reflecting their more focused operations, fewer management layers and better balance sheets.

 1. The Morningstar Small Blend Average, as of February 28, 2003, consisted of 346 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

            Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                  Advised by: Pictet Investment Management Ltd.
                                 London, England

OBJECTIVE: THE INTERNATIONAL EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL
           APPRECIATION.

    Total Aggregate                  International              Morgan Stanley
 Return for the Period             Equity Portfolio               EAFE Index
Ended February 28, 2003                (Class C)              (U.S. Dollars)(1)
-----------------------                ---------              -----------------

Inception: 1/4/99 - 2/28/03*           -13.56%                     - 9.04%

One Year: 3/1/02 - 2/28/03             -24.43%                     -17.46%

Six Month: 9/1/02 - 2/28/03            -12.85%                     -11.04%

*Annualized performance for periods greater than one year

Global stock markets faced a confused outlook going into 2003. Despite significant monetary easing in 2002, stock markets producing their third year of consecutive negative returns, and one of the worst for stock markets since 1974. Big name bankruptcies, widespread accounting scandals and the military intervention in Iraq have blurred economic and financial forecasts, leading to a weak start for stock markets in 2003. However there have been some significant divergences between geographic and sector performances, particularly within Europe where individual news stories have dominated whole sector performances. For example, the announced accounting problems surrounding the Dutch food retailer Ahold, had implications for all European companies perceived to have either corporate governance issues or high debt levels. It also severely impacted Dutch financial companies perceived to have exposure to Ahold. This resulted in the Dutch market being down 15.3% between January and February in U.S. dollars, compared to the Italian market which was up 2.3%. Similarly concerns in the U.K. over pension under-funding led the market down 9.3% with significant divergences between stocks despite the fact that in mainland Europe we believe the problem is considerably more severe, just not accounted for! The Japanese market has been dominated as usual by focus on the March year-end. Performance for the Japanese market compared to other developed markets has been good with the market down only 2.3%. Asia-Pacific markets were also weak with the exception of China, where increasing consumption of up market goods and services is fuelling investor demand for exposure to the region. Despite perceived difficulties in stock markets, currently these difficulties are increasingly being reflected in attractive valuations that are providing interesting opportunities that we are actively trying to exploit in the Portfolio.

 1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This Index does not include fees and expenses and investors may not invest in the Index directly. The Gross Domestic Product (GDP) version of the index is used above.

            Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                      Advised by: Fox Asset Management LLC
                            Little Silver, New Jersey

OBJECTIVE: THE INVESTMENT QUALITY BOND PORTFOLIO SEEKS CURRENT INCOME AND
           REASONABLE STABILITY OF PRINCIPAL.
                                                              Lipper Short-
                                     Investment               Intermediate
Total Aggregate                     Quality Bond               Investment
Return for the Period                Portfolio                 Grade Debt
Ended February 28, 2003              (Class C)               Funds Index(1)
-----------------------              ---------               --------------

Inception: 1/4/99 - 2/28/03*           5.62%                      6.26%

One Year: 3/1/02 - 2/28/03             7.60%                      7.20%

Six Month: 9/1/02 - 2/28/03            3.04%                      4.13%

*Annualized performance for periods greater than one year

The Saratoga Advantage Trust Investment Quality Bond Portfolio seeks to provide income by investing primarily in investment grade bonds with maturities between two and ten years. Due to the yield advantage of corporate bonds over U.S. Treasuries, corporate securities currently comprise approximately 58% of the Portfolio at this time. Due to the low absolute yield levels and our concerns that inflation could accelerate in 2003, Treasury Inflation Protected Securities represent approximately 19% of the Portfolio.

Investors had plenty to fret about during the six month period ended February 28, 2003 as political tensions continued to escalate throughout the world. On the home front, our own feeble economic recovery hit what Alan Greenspan called a "soft patch." As a result, fixed-income securities continued their winning ways in the fourth quarter of 2002.

Fixed-income investments for the three years ended February 28, 2003 have just turned in their best three-year performance in the past sixty years; we will focus on protecting principal in the quarters ahead. A better economic environment should, however, enable corporate bond spreads to contract further, and your Portfolio should benefit from our overweight position in the sector.

Other Portfolio statistics as of February 28, 2003 are as follows: Average weighted yield-to-maturity was 3.70%, average weighted coupon was 5.70% and the average Moody's Rating was A1 with 34 fixed income issues held.

 1. The Lipper Short -Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

            Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                           Advised by: OpCap Advisors
                               New York, New York

OBJECTIVE: THE MUNICIPAL BOND PORTFOLIO SEEKS A HIGH LEVEL OF INTEREST INCOME THAT IS EXCLUDED FROM FEDERAL INCOME TAXATION TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.

Total Aggregate                    Municipal Bond               Lipper General
Return for the Period                Portfolio                  Municipal Debt
Ended February 28, 2003              (Class C)                  Funds Index(1)
-----------------------              ---------                  --------------

Inception: 1/4/99 - 2/28/03*            3.39%                        4.82%

One Year: 3/1/02 - 2/28/03              4.58%                        6.63%

Six Month: 9/1/02 - 2/28/03             2.06%                        2.74%

*Annualized performance for periods greater than one year

The threat of war with Iraq, a faltering economy and another Federal Reserve ease in November of last year have all contributed to the continuing strong bond market. U.S. Treasury yields have fallen to record or near record lows as investors moved out of the volatile stock market and reinvested in the perceived safety of the Treasury market. The ten year Treasury yield is now under 4% which has concomitantly sent mortgage rates to historically low levels. Inflation continues to be muted despite the recent rise in oil prices which is generally perceived as transitory. The municipal bond market has, for the most part, kept pace with Treasuries with ten year yields declining by nearly one percentage point during the past six months. We believe that longer-term municipal bond yields are still inexpensive relative to longer dated Treasuries with nominal yields of both municipals and Treasuries nearly the same before tax implications are even considered.

In the Portfolio, we continue to favor very high quality insured municipal bonds which accounts for the 82% weighting in AAA municipals. We also continue to invest in the steepest part of the yield curve which is currently the 10 to 18 year sector. The average maturity of the Portfolio is 15 years. The Portfolio has a 34% allocation in general obligation bonds, and though municipalities are experiencing major deficit problems, the Portfolio's general obligation bonds are of very high quality.

We recognize the probability of slightly higher interest rates once geopolitical tensions are eased. Yet, we believe the bond market will continue to attract an investor base which has reallocated away from the volatility of the stock market.


 1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

            Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                     Advised by: Sterling Capital Management
                            Charlotte, North Carolina

OBJECTIVE: THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO SEEKS TO PROVIDE MAXIMUM CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE MAINTENANCE OF LIQUIDITY AND THE PRESERVATION OF CAPITAL.

                                U.S. Government            90 Day T-Bills
   7-Day                         Money Market              Average Discount
Compound Yield                Portfolio (Class C)               Yield
--------------                -------------------               -----

  2/28/03                            0.01%                       1.1%

    Total Aggregate                U.S. Government               Lipper U.S.
 Return for the Period               Money Market               Treasury Money
Ended February 28, 2003            Portfolio (Class I)          Market Index(1)
-----------------------            -------------------          ---------------

Inception: 1/4/99 - 2/28/03*             2.52%                       3.50%

One Year: 3/1/02 - 2/28/03               0.14%                       1.08%

Six Month: 9/1/02 - 2/28/03              0.02%                       0.45%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of February 28, 2003, while the average dollar-weighted Portfolio maturity was 75 days compared with a maximum allowable maturity of 90 days. During the last six months, the average dollar-weighted maturity was 76 days.

During the last six months the Federal Reserve has remained sensitive to the sustainability of the economic recovery and in November of 2002 it lowered short term rates by a half of one percent to 1.25%. Going forward, Sterling believes that the geopolitical risk will dictate the timing and magnitude of the recovery and has positioned the average maturity of the Portfolio to reflect this.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

 1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that in vest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

            Past performance is not predictive of future performance.

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                      THIS PAGE INTENTIONALLY LEFT BLANK.



FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (UNAUDITED)

   SHARES                                                                VALUE
   ------                                                                -----
              COMMON STOCKS (95.94%):
              AEROSPACE & DEFENSE (2.04%):
    24,200    Boeing Co.                                         $       666,952
     8,200    General Dynamics Corp.                                     485,932
                                                                 ---------------
                                                                       1,152,884
                                                                 ---------------

              BANKS (8.49%):
    46,200    Bank of New York Co., Inc.                               1,052,436
    22,200    Bank One Corp.                                             799,866
    34,307    FleetBoston Financial Corp.                                842,580
    46,260    Wells Fargo & Co.                                        2,097,891
                                                                 ---------------
                                                                       4,792,773
                                                                 ---------------

              COMMUNICATIONS EQUIPMENT (1.27%):
    51,100    Cisco Systems, Inc. *                                      714,378
                                                                 ---------------

              COMPUTERS & PERIPHERALS (2.39%):
   182,200    EMC Corp.-Mass. *                                        1,346,458
                                                                 ---------------

              DIVERSIFIED FINANCIALS (21.83%):
    13,900    Capital One Financial Corp.                                430,483
    45,000    CIT Group, Inc.                                            772,650
    76,866    Citigroup, Inc.                                          2,562,712
    11,200    Countrywide Financial Corp.                                597,968
    57,200    Freddie Mac                                              3,125,980
    37,100    Fannie Mae                                               2,378,110
    24,800    Household International, Inc.                              692,664
    41,800    J.P. Morgan Chase & Co.                                    948,024
    22,000    Morgan Stanley                                             810,700
                                                                 ---------------
                                                                      12,319,291
                                                                 ---------------

              DIVERSIFIED TELECOMMUNICATION SERVICES (2.61%):
     4,700    SBC Communications, Inc.                                    97,760
    39,700    Verizon Communications, Inc.                             1,372,826
                                                                 ---------------
                                                                       1,470,586
                                                                 ---------------

              ELECTRIC UTILITIES (3.75%):
    43,100    Exelon Corp.                                             2,118,365
                                                                 ---------------

              ELECTRONIC COMPONENTS (1.07%):
    69,600    Flextronics International Ltd. *                           604,128
                                                                 ---------------

              ENERGY EQUIPMENT & SERVICES (0.77%):
    11,000    Nabors Industries, Ltd. *                                  436,150
                                                                 ---------------

              FOOD & DRUG RETAILING (3.70%):
    44,300    CVS Corp.                                                1,103,070
    74,400    Kroger Co. *                                               983,568
                                                                 ---------------
                                                                       2,086,638
                                                                 ---------------
See accompanying notes to financial statements.


                                      -10-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (UNAUDITED) (CONTINUED)



  SHARES                                                                VALUE
  ------                                                                -----
              GAS UTILITIES (0.97%):
    32,200    NiSource, Inc.                                     $       545,468
                                                                 ---------------

              HEALTHCARE PROVIDERS & SERVICES (1.83%):
    56,700    Tenet Healthcare Corp. *                                 1,030,239
                                                                 ---------------

              HOTELS, RESTAURANTS & LEISURE (3.81%):
    36,700    Carnival Corp.                                             842,999
    26,500    Marriott International, Inc., Class A                      800,830
    37,350    McDonalds Corp.                                            508,334
                                                                 ---------------
                                                                       2,152,163
                                                                 ---------------
              HOUSEHOLD/PERSONAL PRODUCTS (2.61%):
    17,800    Gillette Co.                                               537,382
    18,300    FirstEnergy Corp.                                          539,850
     4,800    Procter & Gamble Co.                                       392,928
                                                                 ---------------
                                                                       1,470,160
                                                                 ---------------

              INDUSTRIAL CONGLOMERATES (0.27%):
     6,425    General Electric Co.                                       154,521
                                                                 ---------------

              INSURANCE (6.95%):
    10,600    American International Group, Inc.                         522,474
    41,730    IMS Health, Inc.                                           625,950
    57,000    John Hancock Financial Services, Inc.                    1,601,700
    51,000    Unumprovident Corp.                                        663,000
     7,200    XL Capital Ltd., Class A                                   510,768
                                                                 ---------------
                                                                       3,923,892
                                                                 ---------------

              IT CONSULTING & SERVICES (1.17%):
    42,500    Electronic Data Systems Corp.                              661,725
                                                                 ---------------

              MACHINERY (1.50%):
     6,900    Caterpillar, Inc.                                          324,300
    13,200    Ingersoll-Rand Co., Class A                                520,740
                                                                 ---------------
                                                                         845,040
                                                                 ---------------

              MANUFACTURING (0.60%):
     2,700    3M Corp.                                                   338,499
                                                                 ---------------

              MEDIA (7.00%):
    40,000    AOL Time Warner, Inc. *                                    452,800
    43,900    Echostar Communications Corp., Class A *                 1,155,887
    26,000    Clear Channel Communications, Inc. *                       949,260
   123,800    General Motors Corp., Class H *                          1,261,522
     7,700    Walt Disney Co.                                            131,362
                                                                 ---------------
                                                                       3,950,831
                                                                 ---------------

              METALS/METALS & MINING (3.46%):
    63,000    Alcan, Inc.                                              1,790,460
     7,900    Alcoa, Inc.                                                161,950
                                                                 ---------------
                                                                       1,952,410
                                                                 ---------------
See accompanying notes to financial statements.



                                      -11-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (UNAUDITED) (CONTINUED)


SHARES /
PRINCIPAL ($)                                                          VALUE
-------------                                                          -----
              OIL & GAS (7.36%):
    39,500    Anadarko Petroleum Corp.                           $     1,820,160
     6,400    ChevronTexaco Corp.                                        410,688
    37,900    Conocophillips                                           1,921,530
                                                                 ---------------
                                                                       4,152,378
                                                                 ---------------

              PHARMACEUTICALS (3.63%):
     6,725    Merck & Co., Inc.                                          354,744
    40,300    Pfizer Inc.                                              1,201,746
    14,000    Wyeth                                                      493,500
                                                                 ---------------
                                                                       2,049,990
                                                                 ---------------

              RETAIL (3.48%):
   102,900    Dollar General Corp.                                     1,069,131
    31,200    Target Corp.                                               893,880
                                                                 ---------------
                                                                       1,963,011
                                                                 ---------------

              ROAD & RAIL (1.05%):
    10,700    Union Pacific Corp.                                        590,533
                                                                 ---------------

              SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.65%):
    20,200    Applied Materials, Inc.                                    262,196
     5,950    Intel Corp.                                                102,638
                                                                 ---------------
                                                                         364,834
                                                                 ---------------

              SOFTWARE (1.68%):
    39,950    Microsoft Corp.                                            946,815
                                                                 ---------------

              TOTAL COMMON STOCKS (Cost $61,393,764)                  54,134,160
                                                                 ---------------

              PREFERRED STOCKS (1.16%):
              LEISURE EQUIPMENT & PRODUCTS (1.16%):
    31,300    News Corp Ltd., ADR (Cost $727,557)                        654,170
                                                                 ---------------

              SHORT-TERM INVESTMENTS (2.54%):
$1,438,000    STUDENT LOAN MARKETING ASSOCIATION (2.54%):
              SLMA Discount Note, 3/3/2003 (Cost $1,437,896)                                                           1,437,896

              TOTAL INVESTMENTS (Cost $63,559,217)       99.64%  $    56,226,226
                                                                 ---------------

              Other assets in excess of liabilities       0.36%          201,566
                                                                 ---------------

              TOTAL NET ASSETS                          100.00%  $    56,427,792
                                                        =======  ===============

-----------
Percentages indicated are based upon total net assets of $56,427,792.

 * Non-income producing securities.













See accompanying notes to financial statements.



                                      -12-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (UNAUDITED)



SHARES                                                                  VALUE
------                                                                  -----
              COMMON STOCKS (98.54%):
              BEVERAGES (2.05%):
    20,000    PepsiCo, Inc.                                      $       766,400
                                                                 ---------------

              BIOMEDICAL (2.56%):
    27,000    Genentech, Inc. *                                          954,720
                                                                 ---------------

              COMPUTER HARDWARE (5.02%):
    46,000    Dell Computer Corp. *                                    1,240,160
    40,000    Hewlett Packard Co.                                        634,000
                                                                 ---------------
                                                                       1,874,160
                                                                 ---------------

              COMPUTER SOFTWARE (7.68%):
    76,000    Microsoft Corp.                                          1,801,200
    32,000    Oracle Corp. *                                             382,720
    20,000    Peoplesoft, Inc. *                                         342,000
    20,000    Veritas Software Corp. *                                   340,600
                                                                 ---------------
                                                                       2,866,520
                                                                 ---------------

              COSMETICS/TOILETRIES (2.08%):
     9,500    Procter & Gamble Co.                                       777,670
                                                                 ---------------

              DATA PROCESSING SERVICES (2.87%):
    10,000    Automatic Data Processing, Inc.                            325,000
    21,500    First Data Corp.                                           744,975
                                                                 ---------------
                                                                       1,069,975
                                                                 ---------------

              FINANCIAL SERVICES (4.46%):
    25,000    Citigroup, Inc.                                            833,500
    12,000    Goldman Sachs Group, Inc.                                  833,400
                                                                 ---------------
                                                                       1,666,900
                                                                 ---------------

              INSURANCE (3.94%):
    15,000    American International Group, Inc.                         739,350
    18,000    Marsh & McLennan Cos., Inc.                                732,600
                                                                 ---------------
                                                                       1,471,950
                                                                 ---------------

              INTEGRATED CIRCUITS (2.13%):
    13,500    Linear Technology Corp.                                    414,045
    11,000    Maxim Integrated Products, Inc.                            379,940
                                                                 ---------------
                                                                         793,985
                                                                 ---------------

              MANUFACTURING (11.48%):
    83,000    General Electric Co.                                     1,996,150
    13,000    Illinois Tool Works, Inc.                                  774,410
    12,500    ITT Industries, Inc.                                       702,875
     6,500    3M Corp.                                                   814,905
                                                                 ---------------
                                                                       4,288,340
                                                                 ---------------


See accompanying notes to financial statements.



                                      -13-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (UNAUDITED) (CONTINUED)

SHARES                                                                 VALUE
------                                                                 -----
              MEDICAL PRODUCTS (12.20%):
    20,000    Abbott Laboratories                                $       712,400
    17,000    Amgen, Inc. *                                              928,880
    24,000    Becton Dickinson & Co.                                     825,600
    27,000    Medtronic, Inc.                                          1,206,900
    13,500    Stryker Corp.                                              880,200
                                                                 ---------------
                                                                       4,553,980
                                                                 ---------------
              MULTIMEDIA (2.19%):
    22,000    Viacom, Inc. Class B *                                     816,860
                                                                 ---------------

              NETWORKING PRODUCTS (2.73%):
    73,000    Cisco Systems, Inc. *                                    1,020,540
                                                                 ---------------

              OIL/GAS (2.14%):
    23,500    Exxon Mobil Corp.                                          799,470
                                                                 ---------------

              PHARMACEUTICALS (9.82%):
    23,000    Johnson & Johnson                                        1,206,350
    15,000    Merck & Co., Inc.                                          791,250
    56,000    Pfizer, Inc.                                             1,669,920
                                                                 ---------------
                                                                       3,667,520
                                                                 ---------------

              RESTAURANTS (2.51%):
    40,000    Starbucks Corp. *                                          938,000
                                                                 ---------------

              RETAIL (9.38%):
    14,000    Best Buy, Inc.                                             406,980
    28,000    Costco Wholesale Corp. *                                   854,560
     7,000    Kohls Corp. *                                              342,300
    26,000    Target Corp.                                               744,900
    24,000    Wal Mart Stores, Inc.                                    1,153,440
                                                                 ---------------
                                                                       3,502,180
                                                                 ---------------

              SEMICONDUCTOR (9.47%):
    65,000    Applied Materials, Inc.                                    843,700
    86,750    Intel Corp.                                              1,496,438
    16,000    Microchip Technology, Inc.                                 407,200
    27,000    Novellus Systems, Inc. *                                   787,050
                                                                 ---------------
                                                                       3,534,388
                                                                 ---------------

              SHIPPING/TRANSPORTATION (2.16%):
    14,000    United Parcel Service, Inc., Class B Shares                805,560
                                                                 ---------------


See accompanying notes to financial statements.



                                      -14-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (UNAUDITED) (CONTINUED)

SHARES                                                                VALUE
------                                                                -----
              TELECOMMUNICATIONS (1.67%):
    18,000    Verizon Communications, Inc.                       $       622,440
                                                                 ---------------

              TOTAL COMMON STOCKS (Cost $40,505,048)                                                                36,791,558

              TOTAL INVESTMENTS (Cost $40,505,048)     98.54%    $    36,791,558
                                                                 ---------------

              Other assets in excess of liabilities     1.46%            544,395
                                                                 ---------------

              TOTAL NET ASSETS                        100.00%    $    37,335,953
                                                      =======    ===============


----------
Percentages indicated are based upon total net assets of $37,335,953.

* Non-income producing securities.


See accompanying notes to financial statements.



                                      -15-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (UNAUDITED)


SHARES                                                                 VALUE
------                                                                 -----
              COMMON STOCKS (94.56%):
              AUTOMOTIVE EQUIPMENT & MANUFACTURING (2.47%):
    12,000    Borg Warner, Inc.                                  $       626,640
                                                                 ---------------

              BIOTECHNOLOGY (1.88%):
    20,000    Cambrex Corp.                                              474,600
                                                                 ---------------

              CHEMICALS (2.01%):
    51,000    RPM, Inc.                                                  510,000
                                                                 ---------------

              COLLECTIBLES (1.67%):
    29,400    Racing Champions Ertl Corp. *                              421,890
                                                                 ---------------

              CONSTRUCTION (5.56%):
    29,500    Granite Construction, Inc.                                 488,815
    27,000    Insituform Technologies, Inc., Class A                     340,200
    20,500    Lafarge North America, Inc.                                579,740
                                                                 ---------------
                                                                       1,408,755
                                                                 ---------------

              CONTAINERS & PACKAGING (3.29%):
    27,500    AptarGroup, Inc.                                           833,250
                                                                 ---------------

              ELECTRICAL PRODUCTS (4.42%):
    16,800    Baldor Electric Co.                                        369,600
    41,000    Belden, Inc.                                               528,900
    40,000    Cable Design Technologies Corp. *                          219,600
                                                                 ---------------
                                                                       1,118,100
                                                                 ---------------

              ELECTRONIC COMPONENTS (5.90%):
    39,500    Bel Fuse, Inc., Class B                                    759,585
    21,000    Excel Technology, Inc. *                                   427,770
    20,000    Technitrol, Inc.                                           305,400
                                                                 ---------------
                                                                       1,492,755
                                                                 ---------------

              ENERGY & UTILITIES (5.06%):
    22,000    NUI Corp.                                                  333,520
    34,000    Questar Corp.                                              947,920
                                                                 ---------------
                                                                       1,281,440
                                                                 ---------------

              HOUSEHOLD PRODUCTS (5.36%):
    27,500    Church & Dwight Co., Inc.                                  819,500
    21,500    Libbey, Inc.                                               538,575
                                                                 ---------------
                                                                       1,358,075
                                                                 ---------------

              INSURANCE - LIFE & HEALTH (3.32%):
    31,000    Protective Life Corp.                                      840,720
                                                                 ---------------

              MANUFACTURING (10.47%):
    22,500    Clarcor, Inc.                                              752,400
    53,500    JAKKS Pacific, Inc. *                                      585,825
    19,200    Smith (A.O.) Corp.                                         494,976



See accompanying notes to financial statements.



                                      -16-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (UNAUDITED) (CONTINUED)

SHARES                                                                 VALUE
------                                                                 -----
              MANUFACTURING (10.47%) (CONTINUED):
    22,000    Teleflex, Inc.                                     $       818,400
                                                                 ---------------
                                                                       2,651,601
                                                                 ---------------

              MEDICAL PRODUCTS (8.27%):
    14,700    Dentsply International, Inc.                               512,736
    23,200    Inamed Corp. *                                             755,856
    17,800    PolyMedica Corp.                                           519,582
    16,000    West Pharmaceutical Services, Inc .                        306,720
                                                                 ---------------
                                                                       2,094,894
                                                                 ---------------

              OIL & GAS (9.45%):
    25,500    Newfield Exploration Co. *                                 869,550
    23,000    Piedmont Natural Gas. Co., Inc.                            791,430
    29,000    XTO Energy, Inc.                                           731,090
                                                                 ---------------
                                                                       2,392,070
                                                                 ---------------

              PHARMACY SERVICES (1.07%):
    51,400    MIM Corp. *                                                270,878
                                                                 ---------------

              REAL ESTATE INVESTMENT TRUSTS (1.48%):
    13,000    Mack-Cali Realty Corp.                                     375,700
                                                                 ---------------

              RESTAURANTS (5.48%):
    21,000    Applebee's International, Inc.                             538,440
    19,700    CBRL Group, Inc.                                           525,990
    10,000    Outback Steakhouse, Inc. *                                 322,000
                                                                 ---------------
                                                                       1,386,430
                                                                 ---------------

              RETAIL (7.59%):
    28,900    BJ'S Wholesale Club, Inc. *                                404,022
    15,300    Claires Stores, Inc.                                       349,146
    42,700    Footstar, Inc. *                                           370,636
    36,000    ShopKo Stores, Inc. *                                      394,200
    29,000    Supervalu, Inc.                                            403,680
                                                                 ---------------
                                                                       1,921,684
                                                                 ---------------

              SCIENTIFIC & TECHNICAL INSTRUMENTS (1.33%):
    22,000    Veeco Instruments, Inc. *                                  335,940
                                                                 ---------------

              SEMICONDUCTOR (4.41%):
    30,000    Actel Corp. *                                              492,000
    28,000    International Rectifier Corp. *                            625,800
                                                                 ---------------
                                                                       1,117,800
                                                                 ---------------


See accompanying notes to financial statements.




                                      -17-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (UNAUDITED) (CONTINUED)


SHARES                                                                 VALUE
              TRUCKING (4.07%):
    33,000    Arkansas Best Corp.                                $       782,100
     8,000    Roadway Corp.                                              247,200
                                                                 ---------------
                                                                       1,029,300
                                                                 ---------------

              TOTAL COMMON STOCKS (Cost $26,974,733)                                                                 23,942,522

              TOTAL INVESTMENTS (Cost $26,974,733)       94.56%  $    23,942,522
                                                                 ---------------

              Other assets in excess of liabilities       5.44%        1,376,793
                                                                 ---------------

              TOTAL NET ASSETS                          100.00%  $    25,319,315
                                                        =======  ===============


-----------
Percentages indicated are based upon total net assets of $25,319,315.

* Non-income producing securities.

See accompanying notes to financial statements.














                                      -18-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)

SHARES                                                                  VALUE
------                                                                  -----
              COMMON STOCKS (61.83%):
              CHINA (1.03%):
              OIL & GAS (1.03)%:
     8,000    PetroChina Co. Ltd., ADR                           $       167,920
                                                                 ---------------

              FINLAND (1.04%):
              TELECOMMUNICATIONS (1.04%):
    12,840    Nokia Corp., ADR                                           169,873
                                                                 ---------------

              FRANCE (5.95%):
              AUTOMOBILES & LIGHT TRUCKS (1.86%):
     6,900    Peugot Citroen SA, ADR                                     304,912
                                                                 ---------------

              MEDICAL SUPPLIES (1.77%):
    11,256    L'Air Liquide SA, ADR                                      288,980
                                                                 ---------------

              OIL & GAS (2.32%):
     5,775    TotalFinaElf SA, ADR                                       379,706
                                                                 ---------------
                                                                 ---------------
              TOTAL FRANCE                                               973,598
                                                                 ---------------

              GERMANY (4.96%):
              BANKING (1.57%):
     6,310    Deutsche Bank AG, ADR                                      256,817
                                                                 ---------------

              DIVERSIFIED MANUFACTURING OPERATIONS (1.75%):
     7,205    Siemens AG, ADR                                            286,255
                                                                 ---------------

              ELECTRIC - INTEGRATED (1.64%):
     6,300    E.ON AG, ADR                                               269,325
                                                                 ---------------
                                                                 ---------------
              TOTAL GERMANY                                              812,397
                                                                 ---------------

              NETHERLANDS (3.68%):
              INSURANCE (2.45%):
    18,600    Aegon NV, ADR                                              196,230
    15,200    ING Groep NV, ADR                                          204,136
                                                                 ---------------
                                                                         400,366
                                                                 ---------------

              MULTI-MEDIA (1.23%):
     9,150    VNU NV, ADR                                                201,282
                                                                 ---------------
                                                                 ---------------
              TOTAL NETHERLANDS                                          601,648
                                                                 ---------------

              JAPAN (12.65%):
              AUDIO/VIDEO PRODUCTS (0.98%):
     4,210    Sony Corp., ADR                                            159,854
                                                                 ---------------

              AUTOMOBILES & TRUCKS (2.24%):
    10,000    Nissan Motor Corp., ADR                                    151,300
     4,531    Toyota Motor Corp., ADR                                    215,132
                                                                 ---------------
                                                                         366,432
                                                                 ---------------


See accompanying notes to financial statements.



                                      -19-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)(CONTINUED)


SHARES                                                                 VALUE
------                                                                 -----
              JAPAN (12.65%) (CONTINUED):
              BANKING & FINANCE (0.92%):
    33,867    Mitsubishi Tokyo Financial Group, Inc., ADR        $       150,031
                                                                 ---------------

              COSMETICS/TOILETRIES (2.06%):
     1,597    Kao Corp., ADR                                             337,028
                                                                 ---------------

              FINANCE (1.18%):
     6,987    Orix Corp., ADR                                            193,540
                                                                 ---------------

              IDENTIFICATION SYS/DEV (1.00%):
     2,877    Secom Co., Ltd., ADR                                       163,531
                                                                 ---------------

              OFFICE EQUIPMENT (2.14%):
     9,749    Canon, Inc., ADR                                           350,477
                                                                 ---------------

              RETAIL (0.84%):
     5,924    Seven-Eleven Japan Ltd., ADR                               138,548
                                                                 ---------------

              TELECOMMUNICATIONS (1.29%):
    11,676    Nippon Telegraphic and Telephone Corp., ADR                211,219
                                                                 ---------------
                                                                 ---------------
              TOTAL JAPAN                                              2,070,660
                                                                 ---------------

              SPAIN (5.72%):
              BANKING (1.92%):
    49,587    Banco Santander Central Hispano Americano, ADR             314,382
                                                                 ---------------

              ELECTRIC - INTEGRATED (1.14%):
    15,500    Endesa, ADR                                                186,775
                                                                 ---------------

              TELECOMMUNICATIONS (2.66%):
    15,083    Telefonica, ADR*                                           435,433
                                                                 ---------------
                                                                 ---------------
              TOTAL SPAIN                                                936,590
                                                                 ---------------

              SWITZERLAND (7.10%):
              FOOD PRODUCTS (3.18%):
    10,338    Nestle, ADR                                                520,316
                                                                 ---------------

              HUMAN SERVICES (0.92%):
    19,950    Adecco, ADR                                                150,623
                                                                 ---------------

              PHARMACEUTICALS (3.00%):
    13,430    Novartis AG, ADR                                           491,269
                                                                 ---------------

              TOTAL SWITZERLAND                                        1,162,208
                                                                 ---------------

              TAIWAN (2.21%):
              ELECTRONICS (1.49%):
    25,000    AU Optronics Corp., ADR*                                   162,500
    25,300    United Microelectronics, ADR                                81,719
                                                                 ---------------
                                                                         244,219
                                                                 ---------------


See accompanying notes to financial statements.



                                      -20-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)(CONTINUED)


SHARES
                                                                      VALUE
                                                                      -----
              TAIWAN (2.21%):
              SEMICONDUCTORS (0.72%):
    16,621    Taiwan Semiconductor Manufacturing Co. Ltd., ADR   $       117,840
                                                                 ---------------
                                                                 ---------------
              TOTAL TAIWAN                                               362,059
                                                                 ---------------

              UNITED KINGDOM (17.49%):
              BANKING (2.70%):
    19,200    Barclays PLC, ADR                                          441,792
                                                                 ---------------

              BEVERAGES (1.41%):
     5,860    Diageo PLC, ADR                                            230,532
                                                                 ---------------

              FINANCIAL SERVICES (3.00%):
     9,130    HSBC Holdings PLC, ADR                                     489,916
                                                                 ---------------

              OIL & GAS (4.58%):
     9,005    BP PLC, ADR                                                343,181
    11,722    Shell Transport & Trading Co. PLC, ADR                     407,105
                                                                 ---------------
                                                                         750,286
                                                                 ---------------

              PHARMACEUTICALS (2.94%):
    13,738    Glaxosmithkline PLC, ADR                                   481,517
                                                                 ---------------

              TELECOMMUNICATIONS (2.86%):
    25,840    Vodafone Group PLC, ADR                                    467,704
                                                                 ---------------
                                                                 ---------------
              TOTAL UNITED KINGDOM                                     2,861,747
                                                                 ---------------

              TOTAL COMMON STOCKS (Cost $15,086,162)                  10,118,700
                                                                 ---------------

              TOTAL INVESTMENTS (Cost $15,086,162)    61.83%     $    10,118,700
                                                                 ---------------

              Other assets in excess of liabilities   38.17%           6,246,013
                                                                 ---------------

              TOTAL NET ASSETS                        100.00%    $    16,364,713
                                                      =======    ===============

--------
 Percentages indicated are based upon total net assets of $16,364,713.

 * Non-income producing securities.
ADR - American Depositary Receipt





















See accompanying notes to financial statements.



                                      -21-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (UNAUDITED)


PRINCIPAL                                                               VALUE
---------                                                               -----
              U.S. GOVERNMENT AND AGENCIES (37.99%):
              FEDERAL HOME LOAN BANK (2.38%):
$  800,000    5.15%, 10/15/08                                    $       839,399
                                                                 ---------------

              FEDERAL HOME LOAN MORTGAGE CORPORATION (1.62%):
   500,000    6.00%, 5/15/08                                             571,586
                                                                 ---------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.26%):
   400,000    5.125%, 10/15/08                                           442,179
                                                                 ---------------

              U.S. TREASURY NOTES (32.73%):
 3,949,986    3.50%, 1/15/11                                           4,502,368
 2,700,000    5.00%, 8/15/11                                           2,990,569
 2,012,400    3.00%, 7/15/12                                           2,233,450
 1,700,000    4.375%, 8/15/12                                          1,796,621
                                                                 ---------------
                                                                      11,523,008
                                                                 ---------------

              TOTAL U.S. GOVERNMENT AND AGENCIES
              (Cost $12,385,918)                                      13,376,172
                                                                 ---------------

              CORPORATE NOTES AND BONDS (58.21%):
              AEROSPACE (2.88%):
 1,000,000    Boeing Co., 6.35%, 6/15/03                               1,013,742
                                                                 ---------------

              AMUSEMENT (1.47%):
   500,000    Walt Disney Co., 4.875%, 7/2/04                            516,405
                                                                 ---------------

              AUTO PARTS & EQUIPMENT (4.52%):
 1,500,000    TRW Inc., 6.05%, 1/15/05                                 1,591,686
                                                                 ---------------

              BUILDING & CONSTRUCTION PRODUCTS -
              MISCELLANEOUS (2.97%):
 1,000,000    Masco Corp., 6.00%, 5/3/04                               1,044,870
                                                                 ---------------

              CHEMICALS (4.50%):
 1,500,000    ICI Wilmington, Inc., 6.95%, 9/15/04                     1,584,087
                                                                 ---------------

              ELECTRIC UTILITIES (12.31%):
   900,000    Eastern Energy Ltd., 6.75%, 12/1/06                      1,006,134
 1,000,000    Detroit Edison Co., 7.50%, 2/1/05                        1,098,843
 1,000,000    Jersey Center Power & Light, 6.375%, 5/1/03              1,007,382
   600,000    Public Service Electric & Gas Co., 8.875%, 6/1/03          609,769
   550,000    South Carolina Electric & Gas Co., 7.50%, 6/15/05          611,179
                                                                 ---------------
                                                                       4,333,307
                                                                 ---------------

              ELECTRONIC COMPONENTS & SEMICONDUCTORS (7.02%):
 1,200,000    Avnet, Inc., 8.00%, 11/15/06                             1,153,085
   500,000    Metropolitan Edison, 6.40%, 2/9/06                         515,480
   800,000    Public Service Co. of Colorado, 6.00%, 4/15/03             802,948
                                                                 ---------------
                                                                       2,471,513
                                                                 ---------------
See accompanying notes to financial statements.




                                      -22-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (UNAUDITED)(CONTINUED)


PRINCIPAL                                                               VALUE
---------                                                               -----


              FINANCIAL SERVICES (7.97%):
$1,000,000    Associates Corp. of North America, 6.625%, 6/15/05 $     1,094,495
              BellSouth Savings & Security Employee Stock Option Plan, Series A:
    66,325      MTNA, 9.125%, 7/1/03                                      67,721
    39,283      MTN1, 9.125%, 7/1/03                                      40,227
   600,000    Duke Capital Corp., 6.25%, 7/15/05                         604,232
   110,314    Guaranteed Export Trust, 6.28%, 6/15/04                    114,647
   850,000    National Rural Utilities, 6.00%, 1/15/04                   883,215
                                                                 ---------------
                                                                       2,804,537
                                                                 ---------------

              FOOD (0.95%):
   250,000    Safeway, Inc., 6.05%, 11/15/03                             256,167
    75,000    Tyson Foods, Inc., 6.625%, 10/1/04                          79,492
                                                                 ---------------
                                                                         335,659
                                                                 ---------------

              FOREST & PAPER PRODUCTS (4.43%):
 1,500,000    Scott Paper Co., 7.00%, 8/15/23                          1,558,878
                                                                 ---------------

              TECHNOLOGY (2.84%):
 1,000,000    Lockheed Martin Corp., 6.75%, 3/15/03                    1,001,258
                                                                 ---------------

              TELECOMMUNICATIONS (6.35%):
   500,000    Ameritech Capital Funding, 6.30%, 10/15/04                 535,671
   500,000    Bell Atlantic West Virginia, 7.00%, 8/15/04                533,378
   700,000    GTE Southwest Inc., 6.23%, 1/107                           767,108
   375,000    Pacific Bell, 7.00%, 7/15/04                               401,100
                                                                 ---------------
                                                                       2,237,257
                                                                 ---------------

              TOTAL CORPORATE NOTES AND BONDS (Cost $19,915,723)      20,493,199
                                                                 ---------------

              TOTAL INVESTMENTS (Cost $32,301,641)       96.20%  $    33,869,371
                                                                 ---------------

              Other assets in excess of liabilities      3.80%         1,338,010
                                                                 ---------------

              TOTAL NET ASSETS                           100.00% $    35,207,381
                                                         ======= ===============


------------
Percentages indicated are based upon total net assets of $35,207,381.














See accompanying notes to financial statements.



                                      -23-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)

PRINCIPAL                                                               VALUE
---------                                                               -----
              MUNICIPAL BONDS (95.19%):
              ARIZONA (2.68%):
              WATER/SEWER (2.68%):
$  200,000    Sedona, Wastewater Municipal Property,
              Corporate Excise Tax Revenue, 4.75%, 7/1/27, MBIA  $       200,484
                                                                 ---------------

              CALIFORNIA (7.46%):
              HOUSING (3.77%):
   270,000    State Housing Financing Agency, Revenue, Single Family
              Mortgage Purchase Amount, Series A,
              Class I, 5.30%, 8/1/18, FHA                                281,937
                                                                 ---------------

              PUBLIC FACILITIES (3.69%):
   250,000    State Public Works Board Lease Revenue,
              State University Projects, Series A, 5.375%,
              10/1/17                                                    275,463
                                                                 ---------------
                                                                 ---------------
              TOTAL CALIFORNIA                                           557,400
                                                                 ---------------

              COLORADO (5.80%):
              HEALTH/HOSPITAL (2.10%):
   150,000    Denver, City & County Revenue, Children's
              Hospital Association Project, 6.00%, 10/1/15, FGIC         156,942
                                                                 ---------------

              PUBLIC FACILITIES (3.70%):
   250,000    Denver, City & County, Excise Tax Revenue,
              Colorado Convention Center Project,
              Series A, 5.50%, 9/1/17, FSA                               276,563
                                                                 ---------------
                                                                 ---------------
              TOTAL COLORADO                                             433,505
                                                                 ---------------

              DISTRICT OF COLUMBIA (3.28%):
              PUBLIC FACILITIES (3.28%):
   250,000    Washington, Convention Center Authority,
              Dedicated Tax Revenue, 4.75%, 10/1/28, AMBAC               245,052
                                                                 ---------------

              FLORIDA (3.36%):
              EDUCATION (0.50%):
    35,000    Dade County School Board Certification
              Participation, Series A, 5.75%, 5/1/12                      37,253
                                                                 ---------------

              GENERAL OBLIGATION (2.86%):
   200,000    State Board Education Cap Outlay, 5.00%, 6/1/18            213,900
                                                                 ---------------
                                                                 ---------------
              TOTAL FLORIDA                                              251,153
                                                                 ---------------

              HAWAII (4.90%):
              GENERAL OBLIGATION (4.90%):
   355,000    State, GO, Series CR, 4.75%, 4/1/18                        366,396
                                                                 ---------------

              LOUISIANA (2.25%):
              GENERAL OBLIGATION (2.25%):
   150,000    New Orleans, GO, 6.125%, 10/1/16, AMBAC                    168,273
                                                                 ---------------



See accompanying notes to financial statements.




                                      -24-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)(CONTINUED)


PRINCIPAL                                                               VALUE
---------                                                               -----
              MARYLAND (4.35%):
              WATER/SEWER (4.35%):
$  300,000    State Energy Funding Administration,
              Solid Waste Disposal, LO Revenue, 6.30%, 12/1/10   $       325,413
                                                                 ---------------

              MISSOURI (0.20%):
              HOUSING (0.20%):
    15,000    State Housing Development Community Mortgage,
              Single Family Housing Revenue, Series C, 6.90%,
              7/1/18, GNMA                                                15,174
                                                                 ---------------

              NEBRASKA (0.61%):
              POWER/UTILITY (0.61%):
    40,000    Omaha Public Power District, Electric
              Revenue, Series C, 5.50%, 2/1/14                            45,840
                                                                 ---------------

              NEW HAMPSHIRE (3.58%):
              HEALTH/HOSPITAL (3.58%):
   250,000    State Health & Education Facilities
              Authority Revenue, Dartmouth-Hitchcock Obligation
              Group, Callable 8/1/12 @ 100, 5.50%, 8/1/27                267,793
                                                                 ---------------

              NORTH CAROLINA (4.81%):
              GENERAL OBLIGATION (4.81%):
   350,000    Mecklenburg County, Series B, 4.50%, 2/1/18                359,839
                                                                 ---------------

              NORTH DAKOTA (4.70%):
              HOUSING (4.70%):
   337,000    State Housing Financing Agency, Revenue,
              Housing Financing Program, Series C, 5.50%,
              7/1/18                                                     351,639
                                                                 ---------------

              OHIO (5.58%):
              EDUCATION (4.79%):
   350,000    Jonathan Alder LOC School District, 4.40%, 12/1/17         358,470
                                                                 ---------------

              HEALTH/HOSPITAL (0.79%):
    50,000    Lorain County, Hospital Revenue, Regional
              Medical Center, 7.75%, 11/1/13, AMBAC                       58,803
                                                                 ---------------
                                                                 ---------------
              TOTAL OHIO                                                 417,273
                                                                 ---------------

              PENNSYLVANIA (5.91%):
              GENERAL OBLIGATION (4.86%):
   350,000    Philadelphia, 4.90%, 9/15/20                               362,849
                                                                 ---------------

              REVENUE (1.05%):
    75,000    Philadelphia, Municipal Authority Revenue,
              Series A, 5.625%, 11/15/14                                  78,615
                                                                 ---------------
                                                                 ---------------
              TOTAL PENNSYLVANIA                                         441,464
                                                                 ---------------

              PUERTO RICO (5.41%):
              POWER/UTILITY (0.98%):
    65,000    Electric Power Authority, Revenue,
              Series X, 6.00%, 7/1/15                                     73,479
                                                                 ---------------



See accompanying notes to financial statements.




                                      -25-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)(CONTINUED)


PRINCIPAL                                                             VALUE
---------                                                             -----
              PUERTO RICO (5.41%)(CONTINUED):
              PUBLIC FACILITIES (4.43%):
$  300,000    Puerto Rico Highway & Trans. Authority Revenue,
              Series B, 6.00%, 7/1/26                            $       330,608
                                                                 ---------------
                                                                 ---------------
              TOTAL PUERTO RICO                                          404,087
                                                                 ---------------

              SOUTH CAROLINA (4.69%):
              POWER/UTILITY (4.69%):
   350,000    Piedmont Municipal Power Agency Electric,
              Series A, 5.00%, 1/1/18                                    350,655
                                                                 ---------------

              TEXAS (6.57%):
              EDUCATION (3.65%):
   250,000    State University, System Revenue, 5.375%,
              3/15/17, FSA                                               272,687
                                                                 ---------------

              HOUSING (2.92%):
   200,000    State Veterans Housing Assistance, GO,
              Series B, 5.75%, 12/1/13, FHA                              218,332
                                                                 ---------------
                                                                 ---------------
              TOTAL TEXAS                                                491,019
                                                                 ---------------

              VIRGINIA (4.31%):
              HOUSING (4.31%):
   300,000    State Housing Development Authority, Revenue,
              Commonwealth Mortgage, Series B, 5.40%, 1/1/15             322,524
                                                                 ---------------

              WISCONSIN (14.39%):
              GENERAL OBLIGATION (4.79%):
   350,000    Milwaukee, Series Y, 4.625%, 9/1/19                        357,975
                                                                 ---------------

              HEALTH/HOSPITAL (5.51%):
   400,000    State Health & Educational Facilities Authority,
              Revenue, Waukesha Memorial Hospital, Series A,
              5.25%, 8/15/19, AMBAC                                      412,232
                                                                 ---------------

              HOUSING (1.68%):
   120,000    State Housing & Economic Development Authority,
              Homeownership Revenue, Series F, 6.20%, 3/1/27             125,357
                                                                 ---------------

              REVENUE (2.41%):
   175,000    State Transportation Revenue, 4.60%, 7/1/18                180,054
                                                                 ---------------
                                                                 ---------------
              TOTAL WISCONSIN                                          1,075,618
                                                                 ---------------


See accompanying notes to financial statements.



                                      -26-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)(CONTINUED)



PRINCIPAL                                                               VALUE
---------                                                               -----
              WYOMING (0.35%):
              HOUSING (0.35%):
$   25,000    Community Development Authority Housing Revenue,
              Series 1, 6.65%, 12/1/06                           $        25,866
                                                                 ---------------

              TOTAL MUNICIPAL BONDS (Cost $6,792,028)                                                                7,116,467

              TOTAL INVESTMENTS (Cost $6,792,028)       95.19%   $     7,116,467
                                                                 ---------------

              Other assets in excess of liabilities     4.81%            359,466
                                                                 ---------------

              TOTAL NET ASSETS                          100.00%  $     7,475,933
                                                        =======  ===============



-----------
Percentages indicated are based upon total net assets of $7,475,933.

Abbreviations used in this Portfolio:

AMBAC   Insured by AMBAC Indemnity Corporation
 FGIC   Insured by Financial Guaranty Insurance Corporation
  FHA   Federal Housing Administration
  FSA   Insured by Federal Security Assurance
 GNMA   Insured by Government National Mortgage Association
   GO   General Obligation
   LO   Limited Obligation
  LOC   Letter of Credit
 MBIA   Insured by Municipal Bond Insurance Association



See accompanying notes to financial statements.




                                      -27-

FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (UNAUDITED)


PRINCIPAL                                                              VALUE
---------                                                              -----
              U.S. GOVERNMENT AGENCIES (108.96%):
              FEDERAL FARM CREDIT BANK DISCOUNT NOTES (3.87%):
$1,225,000    1.24%, 5/1/03                                      $     1,222,510
                                                                 ---------------

              FEDERAL HOME LOAN BANK DISCOUNT NOTES (33.81%):
   530,000    1.28%, 3/5/03                                              529,962
 2,525,000    1.70%, 3/27/03                                           2,522,138
 3,500,000    1.24%, 4/10/03                                           3,495,419
   795,000    1.22%, 4/17/03                                             793,788
 1,760,000    1.21%, 7/30/03                                           1,751,186
 1,600,000    1.22%, 8/14/03                                           1,591,108
                                                                 ---------------
                                                                      10,683,601
                                                                 ---------------

              FEDERAL NATIONAL MORTGAGE DISCOUNT NOTES (71.28%):
   100,000    1.27%, 3/7/03                                               99,986
   370,000    1.23%, 3/14/03                                             369,864
 2,810,000    1.23%, 4/2/03                                            2,807,098
 2,975,000    1.27%, 4/4/03                                            2,971,642
 1,840,000    1.24%, 4/9/03                                            1,837,655
   715,000    1.23%, 4/16/03                                             713,925
 3,778,000    1.30%, 5/2/03                                            3,769,814
 1,070,000    1.22%, 5/21/03                                           1,067,135
 3,000,000    1.23%, 5/30/03                                           2,990,467
   815,000    1.22%, 6/25/03                                             811,851
 2,570,000    1.20%, 6/30/03                                           2,559,806
 1,155,000    1.20%, 7/23/03                                           1,149,533
 1,380,000    1.23%, 8/20/03                                           1,371,985
                                                                 ---------------
                                                                      22,520,761
                                                                 ---------------

              TOTAL U.S. GOVERNMENT AGENCIES (Cost $34,426,872)       34,426,872
                                                                 ---------------

              TOTAL INVESTMENTS (Cost $34,426,872)    108.96%    $    34,426,872
                                                                 ---------------

              Liabilities in excess of other assets    (8.96)%        (2,831,437)
                                                                 ---------------

              TOTAL NET ASSETS                        100.00%    $    31,595,435
                                                      =======    ===============


------------
Percentages indicated are based upon total net assets of $31,595,435.














See accompanying notes to financial statements.




February 28, 2003 (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES
                                      LARGE           LARGE                                INVESTMENT                     U.S.
                                 CAPITALIZATION  CAPITALIZATION    SMALL    INTERNATIONAL   QUALITY       MUNICIPAL    GOVERNMENT
                                      VALUE           GROWTH   CAPITALIZATION   EQUITY       BOND          BOND       MONEY MARKET
                                    PORTFOLIO       PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
ASSETS:
Investments, at cost              $ 63,559,217    $ 40,505,048  $26,974,733  $15,086,162  $32,301,641  $ 6,792,028  $  34,426,872
                                  ------------    ------------  -----------  -----------  -----------  -----------  -------------

Investments in securities,
at value (Note 1a )               $ 54,788,330    $ 36,791,558  $23,942,522  $10,118,700  $33,869,371  $ 7,116,467  $      --
Short term investments               1,437,896         --           --           --           --             --        34,426,872
Cash                                       494         118,949      117,920    4,159,769    1,149,921      259,644          4,532
Receivable for securities sold          --             378,526      276,136      --            --            --            --
Interest and dividends
receivable                             113,387          43,170       28,873       32,983      388,254      101,642         --
Receivable for fund shares sold         --              --        1,109,456    2,021,325       --            1,642         --
Receivable due from
manager (Note 2a, 2e)                   46,970          --           --          --            --           26,061         77,025
Prepaid expenses and
other assets                            53,535          54,819       41,519       48,356       72,237        9,234        101,282
                                  ------------    ------------  -----------  -----------  -----------  -----------  -------------
TOTAL ASSETS                        56,440,612      37,387,022   25,516,426   16,381,133   35,479,783    7,514,690     34,609,711
                                  ------------    ------------  -----------  -----------  -----------  -----------  -------------

LIABILITIES:
Payable for securities purchased        --               --         112,174      --            --          --             --
Payable for fund shares
redeemed                                --               --            --        --           178,417      --           2,952,349
Payable for distribution
fees (Note 2d)                           1,603           3,808        1,025          478        1,548      --             --
Dividends payable                       --               --            --        --            71,979       21,020            798
Payable to manager (Note 2a)            --              18,676       12,280        7,853       14,408      --             --
Accrued expenses and
other liabilities                       11,217          28,585       71,632        8,089        6,050       17,737         61,129
                                  ------------    ------------  -----------  -----------  -----------  -----------  -------------
TOTAL LIABILITIES                       12,820          51,069      197,111       16,420      272,402       38,757      3,014,276
                                  ------------    ------------  -----------  -----------  -----------  -----------  -------------

NET ASSETS                        $ 56,427,792    $ 37,335,953  $25,319,315  $16,364,713  $35,207,381  $ 7,475,933  $  31,595,435
                                  ============    ============  ===========  ===========  ===========  ============ =============

NET ASSETS:
Par value of shares of
beneficial interest               $     47,104    $     35,874  $    28,558  $    26,420  $    32,994  $     7,037  $     316,860
Paid in capital                     84,944,484      65,255,259   28,581,423   28,936,089   33,437,050    7,144,924     31,265,556
Undistributed net investment
income (loss)                           31,981        (207,194)     (78,320)    (115,884)     (41,490)       1,956          4,946
Accumulated net realized gain
(loss) on investments              (21,262,786)    (24,034,496)    (180,135)  (7,514,450)     211,097       (2,423)         8,073
Net unrealized appreciation
(depreciation) on investments       (7,332,991)     (3,713,490)  (3,032,211)  (4,967,462)   1,567,730      324,439        --
                                  ------------    ------------  -----------  -----------  -----------  -----------  -------------
NET ASSETS                        $ 56,427,792    $ 37,335,953  $25,319,315  $16,364,713  $35,207,381  $ 7,475,933  $  31,595,435
                                  ============    ============  ===========  ===========  ===========  ===========  =============

NET ASSET VALUE PER SHARE
CLASS I
Net Assets                        $ 52,298,618    $ 35,559,438  $24,148,390  $15,921,020  $33,263,371  $ 7,009,849  $  28,553,075
Shares of beneficial
interest outstanding                 4,354,277       3,410,071    2,717,841    2,567,714    3,117,292      659,869     28,641,723
Net asset value per share (a)     $      12.01        $  10.43  $      8.89  $      6.20  $     10.67  $     10.62  $        1.00

CLASS B
Net Assets                        $  2,014,454    $    309,774  $   271,997  $    57,275  $   337,237  $   147,727  $     191,565
Shares of beneficial
interest outstanding                   173,743          30,984       32,128        9,570       31,610       13,908        191,844
Net asset value per share (a)     $      11.59    $      10.00  $      8.47      $  5.98  $     10.67  $     10.62  $        1.00

CLASS C
Net Assets                        $  2,114,720    $  1,466,741  $   898,928  $   386,418  $ 1,606,773  $   318,357  $   2,850,795
Shares of beneficial
interest outstanding                   182,395         146,377      105,845       64,674      150,474       29,923      2,852,391
Net asset value per share (a)     $      11.59    $      10.02  $      8.49  $      5.97  $     10.68  $     10.64  $        1.00


-----------
(a) Redemption price per Class B and C share varies based on length of time shares are held.



See accompanying notes to financial statements.


Six Months Ended February 28, 2003 (Unaudited)
 STATEMENT OF OPERATIONS
                                    LARGE           LARGE                                     INVESTMENT                    U.S.
                                CAPITALIZATION  CAPITALIZATION     SMALL       INTERNATIONAL    QUALITY      MUNICIPAL   GOVERNMENT
                                    VALUE           GROWTH     CAPITALIZATION    EQUITY           BOND         BOND     MONEY MARKET
                                  PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
INVESTMENT INCOME:
Interest income                  $    6,745     $     3,748       $  --      $      --        $  732,699     $ 187,221   $  267,809
Dividend income                     562,695         207,013        189,332        88,340          --             --           --
Less: Foreign withholding taxes      (1,955)         -               --          (24,820)         --             --           --
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------
TOTAL INVESTMENT INCOME             567,485         210,761        189,332        63,520         732,699       187,221      267,809
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------

OPERATING EXPENSES:
Management fees (Notes 2a, 2e)      181,348         136,512         88,371        57,067          92,399        20,020       86,292
Distribution fees (Note 2d):
Class B Shares                        4,103           2,245          1,677           462           1,805           204          478
Class C Shares                       12,138           8,641          5,274         2,255          10,585         3,080        9,669
Transfer agent fees                 153,500         132,613        116,386        69,876          93,907        25,013      103,986
Administration fees (Note 2c)        56,451          51,374         23,543        13,495          28,658         6,944       29,371
Custodian fees (Note 2a)             48,871          24,179          7,700        18,522          17,247        25,802       28,885
Professional fees                    40,132          39,653         14,328         7,866          17,503         2,017       18,721
Trustees' fees                       21,943           7,330          5,050         4,311           5,645          --          4,291
Printing and postage expense          9,107           1,856            306         2,030             228         2,078          245
Insurance expense                     5,927           4,570          2,743         1,349           2,463           586        2,861
Registration fees                     3,852          14,217          4,809         5,370           6,171        10,234       15,624
Miscellaneous expenses                   28             347             74          --                40          --            310
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------
TOTAL OPERATING EXPENSES            537,400         423,537        270,261       182,603         276,651        95,978      300,733
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------
Less: Expenses waived and
reimbursed (Note 2a, 2e)              --               --             --            --           (24,744)      (37,637)     (73,708)
Less: Expense offset (Note 2a)        --             (3,686)          (713)       (5,488)         (4,305)         --           --
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------
NET OPERATING EXPENSES              537,400         419,851        269,548       177,115         247,602        58,341      227,025
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------

NET INVESTMENT INCOME (LOSS)         30,085        (209,090)       (80,216)     (113,595)        485,097       128,880       40,784
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
Investments                      (5,228,111)     (2,787,571)        (9,923)   (2,795,142)        653,242        69,818        8,073
Net change in unrealized
appreciation (depreciation)
from Investments (Note 6)           296,062        (764,811)    (1,696,081)      839,308         (15,084)       49,192         --
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS       (4,932,049)     (3,552,382)    (1,706,004)   (1,955,834)        638,158        119,010       8,073
                                 ----------     -----------       --------   -----------      ----------     ---------   ----------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS                 $(4,901,964)    $(3,761,472)   $(1,786,220)  $(2,069,429)     $1,123,255     $ 247,890   $   48,857
                                ===========     ===========    ===========   ===========      ==========     =========   ==========




See accompanying notes to financial statements.




For the Six Months Ended February 28, 2003 (Unaudited) and the
Year Ended August 31, 2002
STATEMENTS OF CHANGES IN NET ASSETS

                                          LARGE CAPITALIZATION          LARGE CAPITALIZATION            SMALL CAPITALIZATION
                                            VALUE PORTFOLIO              GROWTH  PORTFOLIO                     PORTFOLIO
                                 -------------------------------   ------------------------------   -------------------------------

                                   SIX MONTHS ENDED                SIX MONTHS ENDED                 SIX MONTHS ENDED
                                  FEBRUARY 28, 2003   YEAR ENDED   FEBRUARY 28, 2003   YEAR ENDED   FEBRUARY 28, 2003   YEAR ENDED
                                     (UNAUDITED)   AUGUST 31, 2002    (UNAUDITED)   AUGUST 31, 2002   (UNAUDITED)    AUGUST 31, 2002
                                     -----------   ---------------    -----------   ---------------   -----------    ---------------

OPERATIONS:
Net investment income (loss)        $     30,085    $    177,024    $   (209,090)   $   (398,343)   $    (80,216)   $   (121,757)
Net realized gain (loss)
  on investments                      (5,228,111)    (13,729,678)     (2,787,571)    (18,041,622)         (9,923)      2,036,360
Net change in unrealized
  appreciation (depreciation)
  on investments                         296,062      (8,627,992)       (764,811)      2,226,204      (1,696,081)     (2,078,696)
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM OPERATIONS           (4,901,964)    (22,180,646)     (3,761,472)    (16,213,761)     (1,786,220)       (164,093)
                                    ------------    ------------    ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
Class I                                     --        (7,185,156)           --          (182,110)     (2,092,327)     (4,567,460)
Class B                                     --          (106,304)           --            (2,793)        (27,925)        (50,192)
Class C                                     --          (343,333)           --            (9,463)        (89,748)       (153,004)
Net Investment Income:
Class I                                     --          (199,995)           --              --              --              --
Class B                                     --              --              --              --              --              --
Class C                                     --              --              --              --              --              --
                                    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS                             --        (7,834,788)           --          (194,366)     (2,210,000)     (4,770,656)
                                    ------------    ------------    ------------    ------------    ------------    ------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
Class I                               29,187,915      57,413,483       3,105,700      14,846,582      25,110,699      61,391,404
Class B                                   86,504         397,905          37,274         195,776          16,123         164,638
Class C                                  467,503       1,679,790         350,243         959,942         193,344         638,324
Transfer of net assets (Note 6)
Class I                                5,129,233            --              --              --              --              --
Class B                                1,701,814            --              --              --              --              --
Class C                                     --              --              --              --              --              --
Reinvestment of dividends
  and distributions
Class I                                     --         7,325,645            --           180,547       2,074,731       4,537,722
Class B                                     --           103,460            --             2,692          27,922          49,442
Class C                                     --           343,830            --             9,103          91,563         152,564
Cost of shares redeemed
Class I                              (35,153,225)    (55,280,339)     (8,247,112)    (25,483,114)    (28,295,752)    (78,460,661)
Class B                                 (308,667)       (671,719)       (224,579)       (602,208)       (127,275)       (153,089)
Class C                                 (866,722)     (1,472,266)       (760,258)     (1,640,095)       (435,618)       (708,820)
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST                    244,355       9,839,789      (5,738,732)    (11,530,775)     (1,344,263)    (12,388,476)
                                    ------------    ------------    ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                       (4,657,609)    (20,175,645)     (9,500,204)    (27,938,902)     (5,340,483)    (17,323,225)

NET ASSETS:
Beginning of period                   61,085,401      81,261,046      46,836,157      74,775,059      30,659,798      47,983,023
                                    ------------    ------------    ------------    ------------    ------------    ------------
END OF PERIOD*                      $ 56,427,792    $ 61,085,401    $ 37,335,953    $ 46,836,157    $ 25,319,315    $ 30,659,798
                                    ============    ============    ============    ============    ============    ============
* Includes undistributed
  net investment income
  (loss) at end of period           $     31,981    $      1,896    $   (207,194)   $      1,896    $    (78,320)   $      1,896
                                    ------------    ------------    ------------    ------------    ------------    ------------




See accompanying notes to financial statements.




For the Six Months Ended February 28, 2003
(Unaudited) and the Year Ended August 31, 2002
STATEMENTS OF CHANGES IN NET ASSETS


       INTERNATIONAL EQUITY              INVESTMENT QUALITY BOND               MUNICIPAL BOND          U.S. GOVERNMENT MONEY MARKET
             PORTFOLIO                          PORTFOLIO                        PORTFOLIO                      PORTFOLIO
--------------------------------  -------------------------------  -----------------------------   --------------------------------

 SIX MONTHS ENDED                  SIX MONTHS ENDED                SIX MONTHS ENDED                 SIX MONTHS ENDED
FEBRUARY 28, 2003    YEAR ENDED    FEBRUARY 28, 2003   YEAR ENDED   FEBRUARY 28, 2003   YEAR ENDED  FEBRUARY 28, 2003   YEAR ENDED
  (UNAUDITED)     AUGUST 31, 2002    (UNAUDITED)    AUGUST 31, 2002   (UNAUDITED)    AUGUST 31, 2002   (UNAUDITED)   AUGUST 31, 2002
  -----------     ---------------    -----------    ---------------   -----------    ---------------   -----------   ---------------


$    (113,595)   $     (23,334)   $     485,097    $   1,484,060    $     128,880    $     310,487    $      40,784   $     418,856
   (2,795,142)      (3,348,650)         653,242          701,059           69,818           87,268            8,073          16,451

      839,308         (667,373)         (15,084)         432,217           49,192         (129,660)            --              --
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------
   (2,069,429)      (4,039,357)       1,123,255        2,617,336          247,890          268,095           48,857         435,307
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------


         --               --           (687,158)         (67,622)         (68,719)         (12,786)            --           (35,372)
         --               --             (8,008)            (861)            (145)             (38)            --              (163)
         --               --            (39,834)          (3,680)          (5,134)            (382)            --            (1,164)

         --               --           (459,709)      (1,458,066)        (121,100)        (303,320)         (37,298)       (512,484)
         --               --             (3,759)         (15,000)            (520)            (831)             (30)           (741)
         --               --            (21,629)         (71,121)          (7,200)         (10,499)            (405)        (13,328)
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------
         --               --         (1,220,097)      (1,616,350)        (202,818)        (327,856)         (37,733)       (563,252)
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------




  186,418,215      107,288,790       30,826,058       19,185,820        1,971,806        4,847,709      217,082,307     224,028,302
        2,011            8,508          137,983          183,623          131,400             --            150,703         151,508
       92,482          206,792          803,776        1,447,616           57,301          594,511        1,879,024       1,230,033

         --               --               --               --               --               --          5,278,640            --
         --               --               --               --               --               --              --               --
         --               --               --               --               --               --              --               --

         --               --          1,030,082        1,445,839          160,754          300,339           32,418         493,400
         --               --             10,534           15,032              343              808               23             864
         --               --             58,277           73,487           11,085            9,553              331          12,699

 (181,991,597)    (111,999,707)     (29,359,182)     (31,170,995)      (4,856,866)      (7,274,284)    (231,333,359)   (227,997,693)
      (63,652)        (111,040)        (262,328)         (97,194)          (9,578)         (15,886)         (56,267)       (164,005)
     (156,122)        (430,742)      (1,643,796)      (1,191,132)        (535,005)        (421,754)        (369,642)     (4,061,683)
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------
    4,301,337       (5,037,399)       1,601,404      (10,107,904)      (3,068,760)      (1,959,004)      (7,335,822)     (6,306,575)
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------
    2,231,908       (9,076,756)       1,504,562       (9,106,918)      (3,023,688)      (2,018,765)      (7,324,698)     (6,434,520)


   14,132,805       23,209,561       33,702,819       42,809,737       10,499,621       12,518,386       38,920,133      45,354,653
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------
$  16,364,713    $  14,132,805    $  35,207,381    $  33,702,819    $   7,475,933    $  10,499,621    $  31,595,435   $  38,920,133
=============    =============    =============    =============    =============    =============    =============   =============

$    (115,884)   $      (2,289)   $     (41,490)   $     (41,490)   $       1,956    $       1,896    $       4,946   $       1,895
-------------    -------------    -------------    -------------    -------------     ------------     ------------   -------------

 See accompanying notes to financial statements.



PERIOD ENDED FEBRUARY 28, 2003 (UNAUDITED)
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


           The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios, seven of which are included in this report: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Orbitex-Saratoga Capital Management, LLC (the "Manager") serves as the Trust's Manager. Each of the Portfolios is provided with the discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the " Advisers") to their respective Portfolio(s): OpCap Advisors: Municipal Bond and Large Capitalization Value; Fox Asset Management LLC: Investment Quality Bond and Small Capitalization; Harris Bretall Sullivan and Smith, LLC: Large Capitalization Growth; Sterling Capital Management Co.: U.S. Government Money Market; and Pictet International Management Limited: International Equity. Gemini Fund Services, Inc. (the "Administrator"), serves the Trust as administrator, and is a wholly-owned subsidiary of NorthStar Financial Services Group. Orbitex Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is an affiliate of the Manager. On August 19, 1994, U.S. Government Money Market issued 100,000 shares for $100,000 to provide the Manager initial capital for the Trust.

PORTFOLIO                                      PRIMARY OBJECTIVE
---------                                      -----------------
Large Capitalization Value Portfolio           Total return consisting of capital appreciation and dividend income
Large Capitalization Growth Portfolio          Capital appreciat ion
Small Capitalization Portfolio                 Maximum capital appreciation
International Equity Portfolio                 Long-term capital appreciation
Investment Quality Bond Portfolio              Current income and reasonable stability of principal
Municipal Bond Portfolio                       High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market Portfolio         Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital



           Currently, each Portfolio offers Class I, Class B, and Class C shares. Each class represents interest in thesame assets of the applicable P ortfolio, and the classes are identical except for differences in their sales charge structures, ongoing service, distribution charges, and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

           The following is a summary of significant accounting policies consistently followed by each Portfolio:

           (a) VALUATION OF INVESTMENTS

           Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short -term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short -term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

           (b) FEDERAL INCOME TAX

           It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

           (c) SECURITY TRANSACTIONS AND OTHER INCOME

           Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

           (d) DIVIDENDS AND DISTRIBUTIONS


           The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                 INCOME DIVIDENDS      CAPITAL GAINS
Large Capitalization Value          annually              annually
Large Capitalization Growth         annually              annually
Small Capitalization                annually              annually
International Equity                annually              annually
Investment Quality Bond             daily *               annually
Municipal Bond                      daily *               annually
U.S. Government Money Market        daily *               annually
  *paid monthly

NOTES TO FINANCIAL STATEMENTS

           Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

           (e) ALLOCATION OF EXPENSES

           Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

           (f) REPURCHASE AGREEMENTS

           The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

           (g) OTHER

           The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 2.   MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

           (a) The management fees are payable monthly by each Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

           For the period ended February 28, 2003, the Manager waived $24,744 for Investment Quality Bond, $20,020 for Municipal Bond and $73,708 for U.S. Government Money Market. For the period ended February 28, 2003, the Manager reimbursed $17,617 for Municipal Bond.

           The Portfolios also benefit from an expense offset arrangement with their custodian bank where un-invested cash balances earn credits that reduce monthly fees.

           (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.



           (c) The administration fee is accrued daily and payable monthly to the Administrator (exclusive of out of pocket administration fees).

           (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

           (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect February 28, 2003 for each portfolio were: 3.00% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 3.30% for International Equity; 2.40% for Investment Quality Bond and Municipal Bond and 2.25% for U.S. Government Money Market. Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. Expenses borne by the Manager after December 31, 2002 are subject to reimbursement up to three years from the date the fee or expense was incurred. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the period ended February 28, 2003, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3. INVESTMENT TRANSACTIONS

For the period ended February 28, 2003 purchases and sales of investment securities, other than short-term securities were as follows:

                                             PURCHASES            SALES
                                             ---------            -----
Large Capitalization Value                  $30,099,046         $26,932,912
Large Capitalization Growth                  13,872,365          16,850,400
Small Capitalization                          3,196,687           7,509,477
International Equity                          3,391,662           5,189,424
Investment Quality Bond                      10,312,936           8,891,124
Municipal Bond                                  326,625           3,140,351

NOTES TO FINANCIAL STATEMENTS

At February 28, 2003, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                    TAX COST   APPRECIATION  (DEPRECIATION)     NET
                                    --------   ------------  --------------     ---
Large Capitalization Value        $63,559,217   $ 2,551,842   $ 9,884,833   ($7,332,991)
Large Capitalization Growth        40,505,048     2,755,421     6,468,911    (3,713,490)
Small Capitalization               26,974,733     2,149,271     5,181,482    (3,032,211)
International Equity               15,086,162       165,149     5,132,611    (4,967,462)
Investment Quality Bond            32,301,641     1,614,546        46,816     1,567,730
Municipal Bond                      6,792,028       324,439          --         324,439


For U.S. federal income tax, the cost of securities owned at February 28, 2003 was substantially the same as the cost of securities for financial statement purposes.

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

           Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for Class I shares were as follows for the periods indicated:

                                                PERIOD ENDED       YEAR ENDED
                                              FEBRUARY 28, 2003  AUGUST 31, 2002
                                              -----------------  ---------------
Large Capitalization Value
Issued                                             2,363,933          3,503,395
Transferred (Note 6)                                 413,117               --
Redeemed                                          (2,855,635)        (3,470,790)
Reinvested from Dividends                               --              428,651
                                                  ----------         ----------
Net Increase (Decrease) in Shares                    (78,585)           461,256
                                                  ----------         ----------

Large Capitalization Growth
Issued                                               283,385          1,060,255
Redeemed                                            (761,961)        (1,822,966)
Reinvested from Dividends                               --               11,771
                                                  ----------         ----------
Net Increase (Decrease) in Shares                   (478,576)          (750,940)
                                                  ----------         ----------

Small Capitalization
Issued                                             2,617,796          5,505,610
Redeemed                                          (2,950,608)        (6,943,376)
Reinvested from Dividends                            220,712            426,478
                                                  ----------         ----------
Net Increase (Decrease) in Shares                   (112,100)        (1,011,288)
                                                  ----------         ----------

International Equity
Issued                                            28,078,767         13,712,612
Redeemed                                         (27,415,870)       (14,235,838)
Reinvested from Dividends                               --                 --
                                                  ----------         ----------
Net Increase (Decrease) in Shares                    662,897           (523,226)
                                                  ----------         ----------

Investment Quality Bond
Issued                                             2,900,222          1,828,421
Redeemed                                          (2,761,563)        (2,964,793)
Reinvested from Dividends                             97,432            138,043
                                                  ----------         ----------
Net Increase (Decrease) in Shares                    236,091           (998,329)
                                                  ----------         ----------

Municipal Bond
Issued                                               185,847            460,120
Redeemed                                            (451,889)          (693,543)
Reinvested from Dividends                             15,242             28,734
                                                  ----------         ----------
Net Increase (Decrease) in Shares                   (250,800)          (204,689)
                                                  ----------         ----------

U.S. Government Money Market
Issued                                           217,082,307        224,028,302
Transferred (Note 6)                               5,278,640               --
Redeemed                                        (231,333,359)      (227,997,693)
Reinvested from Dividends                             32,418            493,400
                                                 -----------        -----------
Net Increase (Decrease) in Shares                 (8,939,994)        (3,475,991)
                                                  ----------         ----------

NOTES TO FINANCIAL STATEMENTS

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                                    Class B                     Class C

                                    PERIOD ENDED   YEAR ENDED    PERIOD ENDED  YEAR ENDED
                                    FEBRUARY 28,   AUGUST 31,   FEBRUARY 28,   AUGUST 31,
                                        2003         2002           2003          2002
                                        ----         ----           ----          ----
Large Capitalization Value
Issued                                   6,571        24,322        39,256       105,322
Transferred (Note 6)                   141,857          --            --            --
Redeemed                               (26,298)      (41,707)      (73,819)      (95,839)
Reinvested from Dividends                 --           6,195          --          20,581
                                       ---------------------      ----------------------
Net Increase (Decrease) in Shares      122,130       (11,190)      (34,563)       30,064
                                       ---------------------      ----------------------

Large Capitalization Growth
Issued                                   2,942        14,698        33,046        73,362
Redeemed                               (21,901)      (42,396)      (73,404)     (125,129)
Reinvested from Dividends                 --             181          --             610
                                       ---------------------      ----------------------
Net Increase (Decrease) in Shares      (18,959)      (27,517)      (40,358)      (51,157)
                                       ---------------------      ----------------------

Small Capitalization
Issued                                   1,609        14,623        20,341        59,297
Redeemed                               (14,031)      (13,953)      (47,388)      (62,788)
Reinvested from Dividends                3,109         4,795        10,149        14,755
                                       ---------------------      ----------------------
Net Increase (Decrease) in Shares       (9,313)        5,465       (16,898)       11,264
                                       ---------------------      ----------------------

International Equity
Issued                                     320         1,057        14,564        26,044
Redeemed                               (10,009)      (13,882)      (25,231)      (52,827)
Reinvested from Dividends                 --            --            --            --
                                       ---------------------      ----------------------
Net Increase (Decrease) in Shares       (9,689)      (12,825)      (10,667)      (26,783)
                                       ---------------------      ----------------------

Investment Quality Bond
Issued                                  13,008        17,605        75,414       138,435
Redeemed                               (24,732)       (9,219)     (154,816)     (113,344)
Reinvested from Dividends                  997         1,437         5,510         7,011
                                       ---------------------      ----------------------
Net Increase (Decrease) in Shares      (10,727)        9,823       (73,892)       32,102
                                       ---------------------      ----------------------

Municipal Bond
Issued                                  12,538          --           5,321        56,700
Redeemed                                  (913)       (1,509)      (50,979)      (39,835)
Reinvested from Dividends                   33            77         1,048           910
                                       ---------------------      ----------------------
Net Increase (Decrease) in Shares       11,658        (1,432)      (44,610)       17,775
                                       ---------------------      ----------------------

U.S. Government Money Market
Issued                                 150,703       151,508     1,879,024     1,230,033
Redeemed                               (56,267)     (164,005)     (369,642)   (4,061,683)
Reinvested from Dividends                   23           864           331        12,699
                                       ---------------------      ----------------------
Net Increase (Decrease) in Shares       94,459       (11,634)    1,509,713    (2,818,950)
                                       ---------------------      ----------------------

NOTES TO FINANCIAL STATEMENTS


5. FEDERAL TAX INFORMATION

During the year ended August 31, 2002, as a result of permanent book to tax differences, the Portfolios incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by this reclassification.

                                           INCREASE      INCREASE
                                          (DECREASE)     (DECREASE)   INCREASE
                                         UNDISTRIBUTED   ACCUMULATED  (DECREASE)
                                         NET INVESTMENT  NET REALIZED   PAID IN
                                             INCOME         GAIN        CAPITAL
                                             ------         ----        -------
Large Capitalization Value Portfolio        $  (7,397)   $  88,903    $ (81,506)
Large Capitalization Growth Portfolio         398,343          (63)    (398,280)
Small Capitalization Portfolio                121,756        3,409     (125,165)
International Equity Portfolio                 19,149         --        (19,149)
Investment Quality Bond Portfolio              16,742      (16,742)        --
Municipal Bond Portfolio                        4,163       (4,163)        --
U.S. Government Money Market Portfolio        108,274       (4,478)    (103,796)


The tax character of dividends and distributions paid during the year ended August 31, 2002 were as follows:

                                          ORDINARY     LONG-TERM   TAX EXEMPT
                                           INCOME    CAPITAL GAIN   INCOME        TOTAL
                                           ------    ------------   ------        -----
Large Capitalization Value Portfolio     $2,717,336   $5,117,452   $     --     $7,834,788
Large Capitalization Growth Portfolio          --        194,366         --        194,366
Small Capitalization Portfolio            4,306,519      464,137         --      4,770,656
International Equity Portfolio                 --           --           --           --
Investment Quality Bond Portfolio         1,524,514       88,905         --      1,613,419
Municipal Bond Portfolio                       --         17,369      310,487      327,856
U.S. Government Money Market Portfolio      567,366         --           --        567,366


As of August 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                         UNDISTRIBUTED  UNDISTRIBUTED    CAPITAL                     POST-     UNREALIZED           TOTAL
                                                                                   OCTOBER
                           ORDINARY     LONG-TERM         LOSS       POST-OCTOBER  CURRENCY   APPRECIATION   DISTRIBUTABLE EARNINGS

                           INCOME     CAPITAL GAIN   CARRYFORWARDS      LOSSES      LOSSES    (DEPRECIATION) (ACCUMULATED EARNINGS)
                           ------     ------------   -------------      ------      ------    -------------------------------------
Large Capitalization
  Value Portfolio       $      --     $       --     $       --      $(15,601,775)   $ --     $ (7,278,422)   $(22,880,197)
Large Capitalization
  Growth Portfolio             --             --       (8,141,985)    (13,104,940)     --       (2,948,679)    (24,195,604)
Small Capitalization
  Portfolio                    --        2,039,788           --              --        --       (1,336,130)        703,658
International Equity
  Portfolio                    --             --       (2,295,338)     (2,304,077)     --       (5,926,664)    (10,526,079)
Investment Quality
  Bond Portfolio               --          252,401           --              --        --        1,582,814       1,835,215
Municipal Bond
  Portfolio                    --            1,757           --              --        --          275,247         277,004
U.S. Government Money
  Market Portfolio             --             --             --              --        --             --              --


For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Portfolios' capital loss carryforwards will expire between August 31, 2009 and August 31, 2010.

Post-October losses represent losses realized on investments and foreign currency transactions occurring after October 31, 2001 that, in accordance with Federal income tax regulations, the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

NOTES TO FINANCIAL STATEM ENTS

6. FUND ACQUISITIONS

           As of the close of business on January 24, 2003, the U.S. Government Money Market Portfolio acquired all the net assets of the Orbitex Cash Reserves Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Cash Reserves Fund on January 3, 2003. The details of which are shown below:

                                    AT CLOSE OF BUSINESS JANUARY 24, 2003
                                    -------------------------------------
                                                U.S. Government
                               Cash Reserves     Money Market
                                  Fund        Portfolio - Class I  Merged Assets
                                  ----        -------------------  -------------

Net Assets ..................    $5,278,640      $29,432,845      $34,711,485
Shares Outstanding ..........     5,278,640       29,523,240       34,801,880
Net Asset Value Per Share ...         $1.00           $1.00             $1.00

           As of the close of business on January 24, 2003, the Large Capitalization Value Portfolio acquired all the net assets of the Orbitex Focus 30 Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Focus 30 Fund on January 3, 2003. The acquisition was completed by a tax-free exchange, the details of which are shown below:

                                           AT CLOSE OF BUSINESS JANUARY 24, 2003
                                           -------------------------------------
                                     Focus 30      Large Capitalization
                                  Fund - Class A    Value Portfolio -     Merged Assets
                                                       Class I
                                  ---------------  --------------------  --------------
Net Assets .....................   $    294,433       $ 49,933,638       $ 50,228,071
Unrealized Appreciation
  (depreciation) ...............   $   (399,722)      $ (4,794,816)      $ (5,194,538)
Shares Outstanding .............         30,383          4,021,739          4,045,453
Net Asset Value Per Share ......   $       9.69       $      12.42       $      12.42

                                     Focus 30      Large Capitalization
                                  Fund - Class B    Value Portfolio -     Merged Assets
                                                       Class B
                                  ---------------  --------------------  --------------

Net Assets .....................   $  1,701,814       $    446,145       $  2,147,959
Unrealized Appreciation
  (depreciation) ...............   $   (621,466)      $   (102,907)      $   (724,373)
Shares Outstanding .............        179,161             37,189            179,046
Net Asset Value Per Share ......   $       9.50       $      12.00       $      12.00

                                     Focus 30      Large Capitalization
                                  Fund - Class D    Value Portfolio -     Merged Assets
                                                       Class I*
                                  ---------------  --------------------  --------------
Net Assets .....................   $  4,834,800       $ 50,228,071       $ 55,062,871
Unrealized Appreciation
  (depreciation) ...............   $    237,657       $ (5,194,538)      $ (4,956,881)
Shares Outstanding .............        494,082          4,045,453          4,434,866
Net Asset Value Per Share ......   $       9.79       $      12.42       $      12.42


* Amounts include Focus 30 Fund Class A assets merged into Large Capitalization
Value Portfolio Class I Shares.


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                        INCOME FROM                            DIVIDENDS AND
                                    INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                    ---------------------                      -------------
                                                        Net                           Distributions
                                                      Realized              Dividends      to
                                                         And                   to      Shareholders   Net                    Net
                              Net Asset      Net      Unrealized    Total   Shareholders From Net     Asset                 Assets,
                                Value,    Investment  Gain (Loss)   From     From Net     Realized    Value,                End of
                              Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                              of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                              ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)      $   12.63   $  (0.05)   $  (0.99)   $  (1.04)    --          --         $   11.59     (8.23)%   $2,115

YEAR ENDED AUGUST 31, 2002       18.90       0.03       (4.69)      (4.66)    --         $  (1.61)       12.63    (26.75)%    2,740

YEAR ENDED AUGUST 31, 2001       18.27      (0.08)       1.28        1.20    $  (0.11)      (0.46)       18.90      6.62%     3,532

YEAR ENDED AUGUST 31, 2000       20.52       0.05       (0.33)      (0.28)      (0.17)      (1.80)       18.27     (1.39)%    3,509

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)            20.21       0.04        0.27        0.31     --          --             20.52      1.53%     1,138



                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)         2.86%    (1,3)      (0.85)%     (1,3)       49%

YEAR ENDED AUGUST 31, 2002      2.41%       (1)     (0.72)%       (1)       84%

YEAR ENDED AUGUST 31, 2001      1.86%       (1)     (0.30)%       (1)       86%

YEAR ENDED AUGUST 31, 2000      1.85%       (1)     (0.13)%       (1)       90%

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)           0.61%    (1,4)       0.56%      (1,4)       67%


(1) During the six months ended February 28, 2003 and the fiscal years ended August 31, 2001 and August 31, 2000, Orbitex-Saratoga
Capital Management, LLC. did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31,
1999, Orbitex-Saratoga Capital Management, LLC. waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.86% and (0.85%) respectively, for the six months ended February 28, 2003, 2.52% and (0.83%) respectively, for the year ended August 31, 2002, 1.86% and (0.30%)
respectively, for the year ended August 31, 2001, 1.85% and (0.13%) respectively, for the year ended August 31, 2000, and 1.41%
and 1.36% respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.


LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)     $  10.98   $   (0.10)  $   (0.86)  $   (0.96)      -       -       $    10.02  (8.74)%     $  1,467

YEAR ENDED AUGUST 31, 2002     14.74       (0.10)      (3.62)      (3.72)      -    $  (0.04)       10.98  (25.30)%       2,051

YEAR ENDED AUGUST 31, 2001     33.05       (0.21)     (14.92)     (15.13)      -       (3.18)       14.74  (48.78)%       3,506

YEAR ENDED AUGUST 31, 2000     26.78       (0.26)       8.19        7.93       -       (1.66)       33.05  30.30%         7,017

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)          24.74       (0.10)       2.14        2.04       -       -            26.78  8.25%          2,209






SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)        2.94%     (1,3)  (1.95)%   (1,3)   34%

YEAR ENDED AUGUST 31, 2002     2.40%     (1)    (1.56)%   (1)     32%

YEAR ENDED AUGUST 31, 2001     1.85%     (1)    (1.17)%   (1)     36%

YEAR ENDED AUGUST 31, 2000     1.59%     (1)    (1.06)%   (1)     33%

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)          1.22%     (1,4)  (0.82)%   (1,4)   39%



(1) During the six months ended February 28, 2003 and the fiscal year ended August 31, 2001, Orbitex-Saratoga Capital Management,
LLC did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2000, and August 31, 1999,
Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.96% and (1.96%) respectively, for the six months ended
February 28, 2003, 2.52% and (1.68%) respectively, for the year ended August 31, 2002, 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.63% and (1.02%) respectively, for the year ended August 31, 2000, and 1.34% and (0.94%)
respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                        INCOME FROM                            DIVIDENDS AND
                                    INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                    ---------------------                      -------------
                                                        Net                           Distributions
                                                      Realized              Dividends      to
                                                         And                   to      Shareholders   Net                    Net
                              Net Asset      Net      Unrealized    Total   Shareholders From Net     Asset                 Assets,
                                Value,    Investment  Gain (Loss)   From     From Net     Realized    Value,                End of
                              Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                              of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                              ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------

SMALL CAPITALIZATION PORTFOLIO (CLASS C)

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)      $    9.89$     (0.07)   $(0.51)      $(0.58)      -      $  (0.82)   $    8.49      (6.31)%   $  106

YEAR ENDED AUGUST 31, 2002       11.77      (0.04)    (0.66)       (0.70)      -         (1.18)        9.89      (6.40)%    1,214

YEAR ENDED AUGUST 31, 2001       12.73      (0.13)     0.32         0.19       -         (1.15)       11.77       2.61%     1,312

YEAR ENDED AUGUST 31, 2000       10.06      (0.07)     2.86         2.79       -         (0.12)       12.73      28.22%     1,693

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)             9.33      (0.02)     0.75         0.73       -          --          10.06       7.82%       243




                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----
SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)         2.93%  (1,3)      (1.53)%  (1,3)        12%

YEAR ENDED AUGUST 31, 2002      2.42%    (1)      (1.25)%    (1)        17%

YEAR ENDED AUGUST 31, 2001      2.08%    (1)      (0.96)%    (1)        96%

YEAR ENDED AUGUST 31, 2000      1.72%    (1)      (0.79)%    (1)        59%

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)           1.46%  (1,4)      (1.09)%  (1,4)        32%



(1) During the six months ended February 28, 2003 and the year ended August 31, 2001, Orbitex-Saratoga Capital Management, LLC did
not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2000, and August 31, 1999,
Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.93% and (1.54%) respectively, for the six months ended
February 28, 2003, 2.60% and (1.43%) respectively, for the year ended August 31, 2002, 2.09% and (0.96%) respectively, for the year ended August 31, 2001, 1.74% and (0.76%) respectively, for the year ended August 31, 2000, and 1.56% and (1.19%)
respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.




INTERNATIONAL EQUITY PORTFOLIO (CLASS C)

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)      $    6.85   $  (0.08)   $  (0.80)   $  (0.88)       --         --      $    5.97     (12.85)%   $  386

YEAR ENDED AUGUST 31, 2002        8.86      (0.01)      (2.00)      (2.01)       --         --           6.85     (22.69)%      516

YEAR ENDED AUGUST 31, 2001       15.40      (0.11)      (5.18)      (5.29)       --     $  (1.25)        8.86     (36.42)%      905

YEAR ENDED AUGUST 31, 2000       13.10        --         2.56        2.56    $  (0.08)     (0.18)       15.40      19.54%     1,534

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)            12.29       0.02        0.79        0.81        --         --          13.10       6.59%       380






SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)         3.30%  (1,3)     (2.48)%  (1,3)        27%

YEAR ENDED AUGUST 31, 2002      2.52%    (1)     (1.01)%    (1)       24%

YEAR ENDED AUGUST 31, 2001      1.99%    (1)     (0.97)%    (1)       45%

YEAR ENDED AUGUST 31, 2000      1.82%    (1)     (0.45)%    (1)       45%

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)           1.15%  (1,4)       0.20%  (1,4)       46%


(1) During the six months ended February 28, 2003 and the fiscal years ended August 31, 2001 and August 31, 2000, Orbitex-Saratoga
Capital Management, LLC did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31,
1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.37% and (2.55%) respectively, for the six months ended February 28, 2003, 3.03% and (1.52%) respectively, for the year ended August 31, 2002, 2.18% and (0.97%)
respectively, for the year ended August 31, 2001, 1.98% and (0.29%) respectively, for the year ended August 31, 2000, and 1.29%
and 0.34% respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.



FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                        INCOME FROM                            DIVIDENDS AND
                                    INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                    ---------------------                      -------------
                                                        Net                           Distributions
                                                      Realized              Dividends      to
                                                         And                   to      Shareholders   Net                    Net
                              Net Asset      Net      Unrealized    Total   Shareholders From Net     Asset                 Assets,
                                Value,    Investment  Gain (Loss)   From     From Net     Realized    Value,                End of
                              Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                              of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                              ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------

INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)      $   10.71   $   0.11   $   0.20    $   0.31    $  (0.10)   $  (0.24)   $   10.68      3.04%    $1,607

YEAR ENDED AUGUST 31, 2002       10.44       0.56       0.14        0.70       (0.41)      (0.02)       10.71      6.93%     2,403

YEAR ENDED AUGUST 31, 2001        9.90       0.42       0.54        0.96       (0.42)        --         10.44      9.80%     2,006

YEAR ENDED AUGUST 31, 2000        9.89       0.46       0.01        0.47       (0.46)        --          9.90      4.88%     1,361

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)            10.29       0.28      (0.40)      (0.12)      (0.28)        --          9.89     (1.21)%      284




                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----


SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)         2.40% (1,3)       2.03% (1,3)        28%

YEAR ENDED AUGUST 31, 2002      2.23%    (1)      3.84%    (1)       46%

YEAR ENDED AUGUST 31, 2001      1.90%    (1)      4.13%    (1)       52%

YEAR ENDED AUGUST 31, 2000      1.92%    (1)      4.69%    (1)       52%

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)           1.26% (1,4)       2.69% (1,4)        62%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees. During the six months ended February 28, 2003 and the fiscal years ended August 31, 2002 and August 31,
1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.58% and 1.85% respectively, for the six months ended February 28, 2003, 2.43% and 3.64% respectively, for the year ended August 31, 2002, 2.05% and 4.13% respectively, for the year ended August 31, 2001, 1.97% and 4.74% respectively, for the year ended August 31, 2000, and 1.30% and 2.73%
respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.


MUNICIPAL BOND PORTFOLIO (CLASS C)

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)      $   10.66  $   0.12  $   0.09   $   0.21   $  (0.12)  $  (0.11)  $   10.64     2.06%     $318

YEAR ENDED AUGUST 31, 2002       10.67      0.47     (0.16)      0.31      (0.30)     (0.02)      10.66     3.02%      794

YEAR ENDED AUGUST 31, 2001       10.09      0.30      0.59       0.89      (0.31)       --        10.67     8.97%      605

YEAR ENDED AUGUST 31, 2000       10.00      0.35      0.13       0.48      (0.33)     (0.06)      10.09     4.97%      114

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)            10.66      0.25     (0.68)     (0.43)     (0.23)       --        10.00    (4.12)%      38




SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)         2.40%(1,3)      2.34%(1,3)      4%

YEAR ENDED AUGUST 31, 2002      2.35%  (1)      2.77%  (1)     48%

YEAR ENDED AUGUST 31, 2001      2.20%  (1)      2.90%  (1)     21%

YEAR ENDED AUGUST 31, 2000      2.20%  (1)      3.40%  (1)     12%

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)           0.68%(1,4)      2.64%(1,4)     23%


(1) During the six months ended February 28, 2003 and the fiscal years ended August 31, 2002, August 31, 2001, August 31, 2000, and August 31, 1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.27% and 1.46% respectively, for the six months ended February 28, 2003, 3.31% and 1.81% respectively, for the year ended August 31, 2002, 2.52% and 2.90%
respectively, for the year ended August 31, 2001, 2.84% and 2.76% respectively, for the year ended August 31, 2000, and 1.82% and
3.78% respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.



FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                        INCOME FROM                            DIVIDENDS AND
                                    INVESTMENT OPERATIONS                      DISTRIBUTIONS
                                    ---------------------                      -------------
                                                        Net                           Distributions
                                                      Realized              Dividends      to
                                                         And                   to      Shareholders   Net                    Net
                              Net Asset      Net      Unrealized    Total   Shareholders From Net     Asset                 Assets,
                                Value,    Investment  Gain (Loss)   From     From Net     Realized    Value,                End of
                              Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                              of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                              ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)

SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)      $   1.00   $   0.00**      -      $   0.00**   $  (0.00)**      -      $   1.00      0.02%   $2,851

YEAR ENDED AUGUST 31, 2002       1.00       0.01        -          0.01        (0.01)        -          1.00      0.72%    1,342

YEAR ENDED AUGUST 31, 2001       1.00       0.04        -          0.04        (0.04)        -          1.00      3.68%    4,165

YEAR ENDED AUGUST 31, 2000       1.00       0.04        -          0.04        (0.04)        -          1.00      4.10%      805

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)            1.00       0.02        -          0.02        (0.02)        -          1.00      1.99%      295







                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----



SIX MONTHS ENDED
  FEBRUARY 28, 2003 (5)         2.25% (1,3)       0.05% (1,3)    N/A

YEAR ENDED AUGUST 31, 2002      2.01%    (1)      0.73%    (1)   N/A

YEAR ENDED AUGUST 31, 2001      1.89%    (1)      3.42%    (1)   N/A

YEAR ENDED AUGUST 31, 2000      1.87%    (1)      4.11%    (1)   N/A

JANUARY 4, 1999 TO
  AUGUST 31, 1999 (2)           1.22% (1,4)       2.03% (1,4)    N/A


(1) During the fiscal year ended August 31, 2000, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees. During the six months ended February 28, 2003 and the fiscal years ended August 31, 2002, August 31, 2001 and August 31,
1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.60% and (0.29%) respectively, for the six months ended February 28, 2003, 2.26% and 0.48% respectively, for the year ended August 31, 2002, 1.90% and 3.42% respectively, for the year ended August 31, 2001, 1.87% and 4.11% respectively, for the year ended August 31, 2000, and 1.26% and 2.07%
respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.
** Per share amount represents less than $0.01 per share.

---------------
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                                  THE SARATOGA
                                ADVANTAGE TRUST




                 PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.